As filed with the Securities and Exchange Commission on March 11, 2019

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00994

RMB Investors Trust

(Exact name of registrant as specified in charter)

115 South LaSalle Street, 34th Floor

Chicago, IL 60603

(Address of principal executive offices) (Zip code)

Walter H. Clark

115 South LaSalle Street, 34th Floor

Chicago, IL 60603

(Name and address of agent for service)

(800) 462-2392

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1. Reports to Stockholders.

DECEMBER 31, 2018

ANNUAL

Report

THE RMB FAMILY OF FUNDS

RMB Fund

RMB Mendon Financial Services Fund

RMB Mendon Financial Long/Short Fund

RMB International Small Cap Fund

RMB International Fund

RMB Japan Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (http://rmbfunds.com/literature-and-forms/), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you invest through a financial intermediary, you may elect to receive shareholder reports and other communications electronically from the Funds by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future shareholder reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with a Fund, calling 1-800-345-5954. Your election to receive shareholder reports in paper will apply to all funds held with RMB Investors Trust.

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Management’s Discussion of Fund Performance (Unaudited)

RMB Fund

The RMB Fund (the “Fund”) declined -2.84%, net of fees, for the year ending December 31, 2018, ahead of the -4.38% total return for the S&P 500 Index. We were pleased with the Fund’s relative returns compared to its benchmark, although were disappointed with the negative absolute return for the Fund after the dramatic sell-off in the market during the fourth quarter. From a traditional attribution perspective, the Fund’s outperformance in 2018 was driven by sector allocation. Our overweight in Information Technology and Health Care and underweight in Financials were the most noteworthy in adding to the Fund’s relative performance. Our stock selection in Health Care and Industrials meaningfully added to the Fund’s performance, partially offset by negative stock selection in the Consumer Discretionary and Financials sectors.

Overall, we believe U.S. corporate earnings growth, which is the biggest long-term driver of stock prices, will slow dramatically in 2019 as the lower corporate tax rate anniversaries, but it could still be above long-term average growth if the economic cycle cooperates, i.e., 2-3% GDP growth. Over the fourth quarter, market earnings estimates for 2019 have fallen from 10% to about 8% growth. Wall Street earnings estimates a year out are often too optimistic and never catch major inflection points, but the market seems to understand this phenomenon. We would not be surprised to see earnings growth get revised lower after fourth-quarter earnings reports to around 6-7% level, which seems reasonable. With the overall market multiple contracting significantly, it now sits slightly under 15x, modestly below its long-term average of 16x, which appears to offer some longer-term value, especially given interest rates have come back down.

Market timing is a very difficult, if not impossible, task to add value with. We continue to focus the Fund’s efforts on owning companies with secular growth prospects, strong economic moats, underleveraged balance sheets, and superior management teams. These are companies we believe can compound value for shareholders for years into the future. The opportunities to find high-quality growth companies selling at attractive valuations are becoming more abundant after the recent sell-off, and we continue our “bottom-up” search to optimize the Fund. Our disciplined investment process focuses more on individual company fundamentals and less on the overall market. We also believe that a strategy focused on high-quality companies can distinguish itself in a more volatile market environment.

RMB FUND	1

RMB Fund PORTFOLIO INVESTMENTS

% of net
Sectors	assets
Information Technology	28.4%
Health Care	19.8%
Financials	10.7%
Consumer Discretionary	10.4%
Industrials	9.5%
Energy	6.0%
Real Estate	5.4%
Communication Services	4.6%
Materials	2.1%
96.9%
Cash & Other Assets, Less Liabilities	3.1%
Total	100.0%

% of net
Top 10 Common Stock Holdings	assets
American Tower Corp.	5.4%
Microsoft Corp.	5.3%
Alphabet, Inc. — Class A	4.6%
Visa, Inc. — Class A	4.0%
Cooper Cos., Inc.	4.0%
Edwards Lifesciences Corp.	3.9%
Amgen, Inc.	3.7%
IHS Markit, Ltd.	3.6%
Morgan Stanley	3.4%
Apple, Inc.	3.4%
41.3%

TOTAL RETURN† (For the period ended December 31, 2018)
Growth of $10,000 Over Ten Years

	with max.	with no
	sales	sales	S&P
	charge	charges	500 ®
Average Annual Total Returns	or CDSC	or CDSC	Index*
Class A
One year	(7.70)%	(2.84)%	(4.38)%
Three years	4.63%	6.44%	9.26%
Five years	4.67%	5.75%	8.49%
Ten years	11.52%	12.09%	13.12%

Class C
One year	(4.38)%	(3.51)%	(4.38)%
Three years	5.65%	5.65%	9.26%
Five years	4.97%	4.97%	8.49%
Ten years	11.27%	11.27%	13.12%

Class I
One year	(2.62)%	(2.62)%	(4.38)%
Since inception (02/01/17)	8.73%	8.73%	7.22%

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Fund Class A is 1.29%, for Class C is 2.04% and Class I is 1.04% as set forth in the Funds’ prospectus dated May 1, 2018.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.
*	Keep in mind that indices have no management fees or brokerage costs.

2	RMB FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB Mendon Financial Services Fund

For the year ending December 31, 2018, the RMB Mendon Financial Services Fund (the ‘‘Fund’’) returned -17.02% net of fees, compared to the Nasdaq Bank Index’s return of -16.17%.

Our top two contributors for the year were not only both the result of mergers and acquisitions (M&A) but also the result of being acquired by the same company, which was one of our top detractors for the year as the 2018 market unilaterally punished acquisitive banks despite the long-term value created by enhanced scale and extended geographies. Contributors Atlantic Coast Financial Corp. (formerly ACFC) and Fidelity Southern Corp. (LION) were acquired or announced to be acquired by top detractor, Ameris Bancorp, Inc. (ABCB). The combined company will result in a $16 billion asset bank with 36% of its deposits in metro Atlanta, GA, 27% of its deposits in Florida, and the remaining deposits sourced from Alabama, Georgia, and South Carolina. Our other detractor also was an acquirer during the year as it continued to expand its historical Texas-based footprint into the Denver, CO market. Independent Bank Group, Inc. (IBTX) completed the acquisition of Guaranty Bancorp, Inc. (formerly GBNK), one of the two remaining community banks in Denver (the other also sold in 2018). IBTX now has $14 billion of footings in Austin, TX; Dallas, TX; Denver, CO; and Houston, TX – some of the strongest metropolitan statistical areas (MSAs) in the country.

It is difficult to reconcile the positive fundamentals the banking industry experienced in 2018 with the violent sell-off in the fourth quarter, taking the sector deep into negative territory. Despite the material benefits from tax reform and more tailored regulation, it is notable that financials at year-end were trading at lower valuations than the period prior to the presidential election in 2016. Capital levels are at 70-year highs, and profitability is approaching historical levels on this higher capital base. Credit is benign for now, and while we believe credit costs will normalize, we do not see an imminent recession that financials are currently pricing in. In the fourth quarter, there was a surge in buyback announcements from small- and mid-cap banks, joining their larger-cap brethren. At last count, there were over 40 separate SMID-cap buyback announcements since 3Q earnings releases, and we expect many more with 4Q earnings announcements. At current valuations and when capital is growing faster than loans, we view stock buybacks as a prudent risk-adjusted source of earnings growth.

Shifting to M&A, the environment continued to improve. In 2018, 260 U.S. bank and thrift deals were announced, up from 256 in 2017. Total deal value climbed to $29.87 billion from $26.44 billion, and the median deal value-to-tangible common equity ratio rose to 169.9% from 159.5%. Although the market was not kind to announced mergers on the whole, as discussed above, we believe many combined companies’ value creation potential is among the highest in the group.

To close, we want to address some of the current concerns of the market. As it pertains to trade, we favor smaller-cap, domestically focused companies in the financials sector. We do not like the uncertainty the trade wars have generated, but we do not think it will go to the point of derailing an otherwise healthy economy. In addition, we believe any resolution will be accretive to both the domestic and international markets. Next, a popular issue in the financial press continues to be the compression of the yield curve, specifically the spread between 2- and 10-year U.S. Treasury. To be clear, banks do not gather deposits at the 2-year Treasury rate and lend at the 10-year Treasury rate, the yield curve has yet to invert, and we believe the yield curve has lost some of its predictive power as the world has become much more interconnected. Historically when the yield curve inverts, it indicates that the Federal Reserve (“the Fed”) has made a policy error that can cause a recession in the near to immediate term. In the fourth quarter, Fed Chairman Jerome Powell walked back future rate hike expectations, reducing the possibility for future policy errors. We truly believe that the Fed is data dependent and hope it is a student of history. Lastly, as investors in levered enterprises, we remain hyper-vigilant in looking for excesses or signs that the current expansion is changing course. We continue to believe the economy is healthy and think it unlikely we see two consecutive quarters of negative GDP that would define a recession in the near term. The rate of economic growth in the U.S. may well have peaked, but that does not necessarily mean that economic growth is over.

RMB FUND	3

RMB Mendon Financial Services Fund PORTFOLIO INVESTMENTS

% of net
Industries	assets
Banks	90.1%
Diversified Financials	6.0%
Thrifts & Mortgage Finance	4.0%
Commercial Services & Supplies	0.1%
100.2%
Liabilities, Less Cash & Other Assets	(0.2)%
Total	100.0%

% of net
Top 10 Common Stock Holdings	assets
FB Financial Corp.	10.1%
First Bancorp	5.8%
Triumph Bancorp, Inc.	5.6%
Veritex Holdings, Inc.	5.6%
Equity Bancshares, Inc. — Class A	4.9%
Ameris Bancorp	4.4%
Fidelity Southern Corp.	4.1%
Carolina Financial Corp.	3.5%
Independent Bank Group, Inc.	3.4%
Old Line Bancshares, Inc.	3.0%
50.4%

TOTAL RETURN† (For the period ended December 31, 2018)

Growth of $10,000 Over Ten Years

	with max.	with no
	sales	sales	NASDAQ
	charge	charges	Bank
Average Annual Total Returns	or CDSC	or CDSC	Index*
Class A
One year	(21.17)%	(17.02)%	(16.17)%
Three years	4.63%	6.43%	6.84%
Five years	8.91%	10.04%	6.85%
Ten years	10.79%	11.36%	7.20%

Class C
One year	(18.43)%	(17.65)%	(16.17)%
Three years	5.63%	5.63%	6.84%
Five years	9.21%	9.21%	6.85%
Ten years	10.54%	10.54%	7.20%

Class I
One year	(16.84)%	(16.84)%	(16.17)%
Since inception (02/01/17)	(3.19)%	(3.19)%	(5.30)%

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Mendon Financial Services Fund Class A is 1.33%, for Class C is 2.08% and Class I is 1.08% as set forth in the Funds’ prospectus dated May 1, 2018.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.
*	Keep in mind that indices have no management fees or brokerage costs.

4	RMB MENDON FINANCIAL SERVICES FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB Mendon Financial Long/Short Fund

For the year ending December 31, 2018, the RMB Mendon Financial Long/Short Fund (the ‘‘Fund’’) returned -20.09% net of fees, compared to the KBW Bank Index’s (BKX) return of -17.71%.

Most disappointing regarding the absolute and relative returns was the destruction of the long portfolio in the fourth quarter. During the fourth quarter, the Fund’s longs were down -22.48% versus the BKX’s decline of -17.61%. The hedges in place contributed +6.78% during the quarter, but not enough to offset the carnage caused by technical selling in 4Q, combined with the hedging drag from the group trading higher during the first half of the year. The top equity contributors for the year were a long position in Valley National Bancorp, Inc. (VLY) and a short position in a Midwestern bank with agricultural exposure. Our top detractors were both acquirers during the year, a year which unilaterally punished acquisitive banks despite the long-term value created by enhanced scale and extended geographies. Contributors Atlantic Coast Financial Corp. (formerly ACFC) and Fidelity Southern Corp. (LION) were acquired or announced to be acquired by top detractor, Ameris Bancorp, Inc. (ABCB). The combined company will result in a $16 billion asset bank with 36% of its deposits in metro Atlanta, GA, 27% of its deposits in Florida, and the remaining deposits sourced from Alabama, Georgia, and South Carolina. Our other detractor also was an acquirer during the year as it continued to expand its historical Texas-based footprint into the Denver, CO market. Independent Bank Group, Inc. (IBTX) completed the acquisition of Guaranty Bancorp, Inc. (formerly GBNK), one of the two remaining community banks in Denver (the other also sold in 2018). IBTX now has $14 billion of footings in Austin, TX; Dallas, TX; Denver, CO; and Houston, TX—some of the strongest MSAs in the country.

It is difficult to reconcile the positive fundamentals the banking industry experienced in 2018 with the violent sell-off in the fourth quarter, taking the sector deep into negative territory. Despite the material benefits from tax reform and more tailored regulation, it is notable that financials at year-end were trading at lower valuations than the period prior to the presidential election in 2016. Capital levels are at 70-year highs, and profitability is approaching historical levels on this higher capital base. Credit is benign for now, and while we believe credit costs will normalize, we do not see an imminent recession that financials are currently pricing in. In the fourth quarter, there was a surge in buyback announcements from small- and mid-cap banks, joining their larger-cap brethren. At last count, there were over 40 separate SMID-cap buyback announcements since 3Q earnings releases, and we expect many more with 4Q earnings announcements. At current valuations and when capital is growing faster than loans, we view stock buybacks as a prudent risk-adjusted source of earnings growth.

Shifting to M&A, the environment continued to improve. In 2018, 260 U.S. bank and thrift deals were announced, up from 256 in 2017. Total deal value climbed to $29.87 billion from $26.44 billion, and the median deal value-to-tangible common equity ratio rose to 169.9% from 159.5%. Although the market was not kind to announced mergers on the whole, as discussed above, we believe many combined companies’ value creation potential is among the highest in the group.

To close, we want to address some of the current concerns of the market. As it pertains to trade, we favor smaller-cap, domestically focused companies in the financials sector. We do not like the uncertainty the trade wars have generated, but we do not think it will go to the point of derailing an otherwise healthy economy. In addition, we believe any resolution will be accretive to both the domestic and international markets. Next, a popular issue in the financial press continues to be the compression of the yield curve, specifically the spread between 2- and 10-year U.S. Treasury. To be clear, banks do not gather deposits at the 2-year Treasury rate and lend at the 10-year Treasury rate, the yield curve has yet to invert, and we believe the yield curve has lost some of its predictive power as the world has become much more interconnected. Historically when the yield curve inverts, it indicates that the Federal Reserve (“the Fed”) has made a policy error that can cause a recession in the near to immediate term. In the fourth quarter, Fed Chairman Jerome Powell walked back future rate hike expectations, reducing the possibility for future policy errors. We believe that the Fed is data dependent and hope it is a student of history. Lastly, as investors in levered enterprises, we remain hyper-vigilant in looking for excesses or signs that the current expansion is changing course. We continue to view the economy as healthy and think it unlikely we see two consecutive quarters of negative GDP that would define a recession in the near term. The rate of economic growth in the U.S. may well have peaked, but that does not necessarily mean that economic growth is over.

RMB FUND	5

RMB Mendon Financial Long/Short Fund PORTFOLIO INVESTMENTS

			% of net
Industries	Long %	Short %	assets
Banks	87.2%	(7.6)%	79.6%
Diversified Financials	12.2%	(1.8)%	10.4%
Thrifts & Mortgage Finance	2.8%	(0.5)%	2.3%
Exchange Traded Funds	0.7%	0.0%	0.7%
Software	0.0%	(0.6)%	(0.6)%
Trading Companies & Distributors	0.0%	(1.0)%	(1.0)%
Insurance	0.0%	(3.4)%	(3.4)%
	102.9%	(14.9)%	88.0%
Cash & Other Assets, Less Liabilities	12.0%	0.0%	12.0%
Total	114.9%	(14.9)%	100.0%

% of net
Top 10 Common Stock Holdings	assets
FB Financial Corp.	13.2%
Triumph Bancorp, Inc.	9.6%
Opus Bank	7.3%
Pinnacle Financial Partners, Inc.	6.9%
Ameris Bancorp	6.7%
Independent Bank Group, Inc.	6.0%
Atlantic Capital Bancshares, Inc.	5.0%
First Foundation, Inc.	4.4%
Bank of America Corp.	3.9%
Seacoast Banking Corp. of Florida	3.8%
66.8%

TOTAL RETURN† (For the period ended December 31, 2018)

Growth of $10,000 Over Ten Years

	with max.	with no
	sales	sales	KBW	S&P
Average Annual	charge	charges	Bank	500
Total Returns	or CDSC	or CDSC	Index*	Index*
Class A
One year	(24.09)%	(20.09)%	(17.71)%	(4.38)%
Three years	(7.06)%	(5.46)%	7.84%	9.26%
Five years	0.70%	1.74%	6.63%	8.49%
Ten years	6.19%	6.73%	8.92%	13.12%

Class C
One year	(21.48)%	(20.68)%	(17.71)%	(4.38)%
Three years	(6.14)%	(6.14)%	7.84%	9.26%
Five years	1.01%	1.01%	6.63%	8.49%
Ten years	5.97%	5.97%	8.92%	13.12%

Class I
One year	(19.87)%	(19.87)%	(17.71)%	(4.38)%
Three years	(5.19)%	(5.19)%	7.84%	9.26%
Since inception (08/20/15)	(3.23)%	(3.23)%	5.34%	7.91%

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Mendon Financial Long/Short Fund Class A is 2.01%, for Class C is 2.71% and Class I is 1.71% as set forth in the Funds’ prospectus dated May 1, 2018.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.
*	Keep in mind that indices have no management fees or brokerage costs.

6	RMB MENDON FINANCIAL LONG/SHORT FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB International Small Cap Fund

For the year ending December 31, 2018, the RMB International Small Cap Fund (the “Fund”) declined -22.81% net of fees, lagging behind the MSCI EAFE Small Cap Index, which fell -17.89% in the U.S. dollar.

The majority of the Fund’s underperformance occurred during the fourth quarter, when the Fund and MSCI EAFE Small Cap Index declined -20.09% and -16.05%, respectively. Underperformance for the period was primarily driven by stock selection and partially offset by favorable sector allocation. The Fund’s stock selection added the most value in the Consumer Discretionary and Health Care sectors, and detracted in the Industrials, Financials, Communication Services, and Information Technology sectors.

The year 2018 was rattled with mounting investor nervousness over the state of the global economy and decelerating growth rates, rising interest rates following a decade of liquidity injections, geopolitical instability, and escalating trade disputes. Headlines in the U.S. as well as abroad—the China tariff standoff, disagreements within the EU block, the Brexit saga, and the Chinese economic slowdown and its negative effects on the German, Japanese, and U.S. consumer and industrial export-oriented sectors—took a toll on global equities. Nervousness in early 2018 started to show in widening credit spreads and amplified global stock volatility, culminating in a broad global sell-off by the end of the year. In particular, U.S. equities fell sharply during Q4 with the S&P 500 Index (-13.52%) outperforming the small- and mid-cap Russell 2500 Index (-18.49%). Additionally, international equities of developed markets experienced one of their worst quarters in years during the fourth quarter, where small caps also lagged their large-cap peers. Japan was among the worst-performing global markets, with a quarterly return of -17.13% in local currency as measured by the MSCI Japan Index, yet the loss was partially offset by the yen’s strength, which continued to be viewed as a “safe-haven” currency. Emerging markets (EM) fared better than developed countries last quarter, helped by the absence of further strengthening in value of the U.S. dollar versus the EM currency basket and a gain in Brazilian equities following Jair Bolsonaro’s presidential election victory. Crude oil prices also fell sharply, while global yields declined, reflecting an elevated level of risk aversion.

Small caps were particularly affected by the sell-off, and their price volatility exceeded their underlying operating fundamental volatility by many multiples.

In a similar fashion, prices of many of the Fund’s holdings were battered toward the end of the year despite growth in underlying operations, healthy balance sheets, and steady—and in certain cases—expanding margins and returns on capital.

We are optimistic about international small caps in 2019 and beyond. We expect to continue to experience elevated levels of volatility and risk aversion as investors will likely remain fearful of a difficult macroeconomic environment, European politics, and trade disputes, and, ultimately, they may worry even more over equity valuations. At the end of December, following the sell-off, the Fund was already priced at a wide 41.5% weighted average discount to intrinsic value of its holdings and we believe an attractive 20.4% weighted average discount to its constituents’ earnings power value. We expect to increase the Fund’s margin of safety by taking advantage of market corrections and acquiring even more durable, quality businesses at a discount to their full worth. Our philosophy and process is tuned to discover undervalued quality cash flows and take advantage of the market’s myopic behaviors through an extended investment horizon and deep, fundamental analysis.

RMB FUND	7

RMB International Small Cap Fund PORTFOLIO INVESTMENTS

% of net
Sectors	assets
Industrials	30.8%
Information Technology	25.0%
Consumer Discretionary	13.1%
Health Care	11.7%
Financials	8.3%
Communication Services	6.5%
Energy	2.7%
Consumer Staples	1.6%
99.7%
Cash & Other Assets, Less Liabilities	0.3%
Total	100.0%

% of net
Top 10 Common Stock Holdings	assets
Luxoft Holding, Inc.	5.6%
Axactor SE	4.9%
Daiseki Co. Ltd.	4.4%
Kongsberg Gruppen ASA	4.2%
Aeon Delight Co. Ltd.	3.8%
On the Beach Group PLC	3.6%
Nanosonics Ltd.	3.6%
Protector Forsikring ASA	3.4%
ITE Group PLC	3.4%
Asante, Inc.	3.4%
40.3%

TOTAL RETURN† (For the period ended December 31, 2018)

Growth of $10,000 Since Inception

	with no
	sales	MSCI EAFE
	charges	Small Cap
Average Annual Total Returns	or CDSC	Index*
Class I
One year	(22.81)%	(17.89)%
Since inception (12/27/2017)	(22.51)%	(17.12)%

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB International Small Cap Fund Class I is 1.25% as set forth in the Funds’ prospectus dated May 1, 2018.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.
^	12/27/17 commencement of operations.
*	Keep in mind that indices have no management fees or brokerage costs.

8	RMB INTERNATIONAL SMALL CAP FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB International Fund

For the year ending December 31, 2018, the RMB International Fund (the “Fund”) declined -21.81% net of fees, lagging behind the MSCI EAFE Index, which fell -13.79% in the U.S. dollar. The majority of the Fund’s underperformance occurred during the fourth quarter, when elevated volatility negatively affected performance of its small-cap holdings. Furthermore, we believe widespread concern of a macroeconomic slowdown led to a broad sell-off in Industrials—a sector with high exposure in the Fund. Underperformance for the period was primarily driven by stock selection and partially offset by favorable sector allocation. The Fund’s stock selection added the most value in the Communication Services, Consumer Staples, and Real Estate sectors, and it detracted in the Industrials, Information Technology, Consumer Discretionary, and Financials sectors.

The year was rattled with mounting investor nervousness over the state of the global economy and decelerating growth rates, rising interest rates following a decade of liquidity injections, geopolitical instability, and escalating trade disputes.

Headlines in the U.S. as well as abroad—the China tariff standoff, disagreements within the EU block, the Brexit saga, and the Chinese economic slowdown and its negative effects on the German, Japanese, and U.S. consumer and industrial export-oriented sectors—took a toll on global equities. Nervousness in early 2018 started to show in widening credit spreads and amplified global stock volatility, culminating in a broad global sell-off by the end of the year. In particular, U.S. equities fell sharply during Q4 with the S&P 500 Index (-13.52%) outperforming the small- and mid-cap Russell 2500 Index (-18.49%). Additionally, international equities of developed markets experienced one of their worst quarters in years during the fourth quarter, where small caps also lagged their large-cap peers. Japan was among the worst-performing global markets, with a quarterly return of -17.13% in local currency as measured by the MSCI Japan Index, yet the loss was partially offset by the yen’s strength, which continued to be viewed as a “safe-haven” currency. Emerging markets (EM) fared better than developed countries last quarter, helped by the absence of further strengthening in value of the U.S. dollar versus the EM currency basket and a gain in Brazilian equities following Jair Bolsonaro’s presidential election victory. Crude oil prices also fell sharply, while global yields declined, reflecting an elevated level of risk aversion.

Through 2018, the majority of the Fund’s holdings continued to grow their operations, sustained healthy balance sheets, and maintained—and in some cases—increased their margins and returns on capital. Yet, their stocks were battered toward the end of the year.

We see broad opportunities ahead of us in 2019. In particular, we expect to continue to experience elevated levels of volatility and risk aversion as investors will likely remain fearful of a difficult macroeconomic environment, European politics, and trade disputes, and, ultimately, they may worry even more over equity valuations. Our philosophy and process is tuned to discover undervalued, quality cash flows and take advantage of the market’s myopic behaviors through an extended investment horizon and deep, fundamental analysis.

RMB FUND	9

RMB International Fund PORTFOLIO INVESTMENTS

% of net
Sectors	assets
Industrials	23.4%
Information Technology	13.5%
Financials	12.8%
Consumer Staples	11.0%
Consumer Discretionary	9.7%
Health Care	9.4%
Materials	5.9%
Communication Services	5.9%
Utilities	4.4%
Real Estate	2.1%
98.1%
Cash & Other Assets, Less Liabilities	1.9%
Total	100.0%

% of net
Top 10 Common Stock Holdings	assets
Glanbia PLC	5.9%
Rubis SCA	4.4%
Fresenius Medical Care AG & Co. KGaA	3.7%
SKF AB — Series B	3.7%
NGK Spark Plug Co. Ltd.	3.6%
Luxoft Holding, Inc.	3.6%
Seven & i Holdings Co. Ltd.	3.5%
Ryanair Holdings PLC — ADR	3.3%
Aeon Delight Co. Ltd.	3.3%
Olympus Corp.	3.3%
38.3%

TOTAL RETURN† (For the period ended December 31, 2018)

Growth of $10,000 Since Inception

	with no
	sales	MSCI
	charges	EAFE
Average Annual Total Returns	or CDSC	Index*
Class I
One year	(21.73)%	(13.79)%
Since inception (12/27/2017)	(21.52)%	(13.23)%

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB International Fund Class I is 1.15% as set forth in the Funds’ prospectus dated May 1, 2018.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.
^	12/27/17 commencement of operations.
*	Keep in mind that indices have no management fees or brokerage costs.

10	RMB INTERNATIONAL FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB Japan Fund

For the year ending December 31, 2018, the RMB Japan Fund (the “Fund”) declined -13.57% net of fees, lagging the MSCI Japan Index, which declined -12.88% in the U.S. dollar. Overall, stock selection added value in seven sectors (Consumer Discretionary, Communication Services, Energy, Health Care, Financials, Utilities, and Real Estate) and detracted in four (Consumer Staples, Information Technology, Industrials, and Materials).

We believe our stock selection was strong in Consumer Discretionary due to our stock picking decisions in Japan’s tourism industry. Despite increased competition in Communication Services, our stock selection in the troubled sector was also strong, primarily driven by strong performance of our off-the-benchmark, small-cap bets, which is our core strength. The overall effect of our sector allocation was generally positive, with an overweight in Materials and underweight in Health Care leading to slight underperformance. Our underperformance in Materials was largely driven by macroeconomic concerns, such as the U.S.-China trade dispute and slowing global economic growth. Health Care underperformance reflects our opportunity cost of not taking full advantage of the industry-wide rally of pharma names in 2018.

After the market sell-off toward the end of the year, we believe the Japanese stock market is unfairly discounted compared to other markets on the back of improving fundamentals, presenting a great buying opportunity in the long term. The MSCI Japan Index is currently trading slightly above one times its book value, a low valuation level only seen twice in the past 10 years—the first in 2008 when the global financial crisis hit the equity market, and the second in 2011 when Japan suffered the Great East Japan Earthquake and the subsequent nuclear power plant disaster. Although the outlook of global macroeconomic and geopolitical issues may remain uncertain, we think the fundamentals of the Japanese stock market are solid and have room for further improvement. Five years in, Abenomics—the economic reform initiatives put in place by Prime Minister Shinzo Abe—is bearing fruit under strong and stable political leadership. Japanese companies have been improving their capital efficiencies along with ongoing corporate governance reform. Unlike their peers in the U.S. and Europe, Japanese firms are less leveraged and have enough capital to return to shareholders if needed. We believe these strong and healthy fundamentals will help provide downside protection, while also providing attractive upside potential once the volatility in the financial market recedes.

RMB FUND	11

RMB Japan Fund PORTFOLIO INVESTMENTS

% of net
Sectors	assets
Industrials	20.3%
Consumer Discretionary	17.4%
Financials	11.0%
Information Technology	10.1%
Health Care	8.9%
Communication Services	8.2%
Consumer Staples	6.2%
Materials	4.8%
Real Estate	4.1%
Utilities	2.0%
Energy	1.0%
94.0%
Cash & Other Assets, Less Liabilities	6.0%
Total	100.0%

% of net
Top 10 Common Stock Holdings	assets
Toyota Motor Corp.	3.3%
HIS Co. Ltd.	3.2%
OSG Corp.	3.1%
Oracle Corp. Japan	3.1%
Sushiro Global Holdings Ltd.	2.9%
Takuma Co. Ltd.	2.9%
TV Asahi Holdings Corp.	2.9%
Mitsubishi Electric Corp.	2.9%
Isuzu Motors Ltd.	2.9%
Sony Corp.	2.9%
30.1%

TOTAL RETURN† (For the period ended December 31, 2018)

Growth of $10,000 Since Inception

	with no
	sales	MSCI
	charges	Japan
Average Annual Total Returns	or CDSC	Index*
Class I
One year	(13.91)%	(12.88)%
Since inception (12/27/2017)	(13.77)%	(12.86)%

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Japan Fund Class I is 1.30% as set forth in the Funds’ prospectus dated May 1, 2018.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

^	12/27/17 commencement of operations.

*	Keep in mind that indices have no management fees or brokerage costs.

12	RMB JAPAN FUND

Fund Information (Unaudited)

About Fund Performance

Performance information reflects past performance and does not guarantee future results. Current performance of each of the RMB Fund, RMB Mendon Financial Services Fund, RMB Mendon Financial Long/Short Fund, RMB International Small Cap Fund, RMB International Fund, and RMB Japan Fund (each, a “Fund” and collectively, the “Funds”) may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in each of the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Fund Risks

Mutual fund investing involves risk; loss of principal is possible. The RMB Fund invests in larger, more established companies, which may not respond as quickly to competitive challenges or have growth rates as high as those of smaller companies during periods of economic expansion. The RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund are sector funds. These types of funds may be susceptible to factors affecting the Sector in which they invest (financial services), and the net asset values of these funds may fluctuate more than a fund that invests in a wider range of sectors. Because these Funds concentrate their investments in one sector of the economy, investors should consider the risk that these Funds may experience greater volatility than funds that invest across several sectors. The RMB Mendon Financial Long/Short Fund utilizes derivative instruments, including short sales. Derivatives can be volatile and involve various types and degrees of risks. Depending upon the characteristics of particular derivatives, they can suddenly become illiquid. The RMB International Small Cap Fund, RMB International Fund, and RMB Japan Fund invest in foreign securities which may be more volatile than U.S. securities and are also subject to risks of currency exchange rate fluctuation, illiquidity, inflation, and political instability. The Funds’ prospectus contains more information about these and other risks applicable to each Fund.

Market Indexes

The following are definitions for indexes used in Management’s Discussion of each Fund’s performance and the accompanying performance summary tables. These indexes are unmanaged and include the reinvestment of dividends, but do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds’ portfolios. A Fund’s specific investment strategy and restrictions may exclude certain investments that reflect the makeup of its benchmark index. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indexes may portray different comparative performance.

S&P 500® Index, is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

NASDAQ Bank Index, contains securities of NASDAQ-listed companies classified according to the Industry Classification Benchmark as banks. These banks provide a broad range of financial services, including retail banking, loans and money transmissions.

KBW Bank Index, is a modified market capitalization weighted index designed to track the performance of leading banks and thrifts that are publicly traded in the U.S. The Index includes 24 banking stocks representing large U.S. national money centers, regional banks and thrift institutions.

Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Small Cap Index, is an equity index which captures small cap representation across developed market countries around the world, excluding the US and Canada. With 2,358 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country.

Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index, is an equity index which captures large- and mid-cap representation across developed market countries around the world, excluding the US and Canada. With 926 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Morgan Stanley Capital International (MSCI) Japan Index, is designed to measure the performance of the large- and mid-cap segments of the Japanese market. With 322 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in Japan.

The management’s discussion of fund performance reflect the opinions of Fund managers as of December 31, 2018. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings as of December 31, 2018.

FUND INFORMATION	13

RMB Fund

Portfolio Holdings As of December 31, 2018

		Number of
		Shares	Value
	Common Stocks 96.9%
	(percentage of net assets)

	COMMUNICATION SERVICES 4.6%
•	Alphabet, Inc. — Class A	3,231	$3,376,266

	CONSUMER DISCRETIONARY 10.4%
•	Booking Holdings, Inc.	898	1,546,733
•	frontdoor, Inc.	36,094	960,461
	Home Depot, Inc. (The)	8,500	1,460,471
	Royal Carribean Cruises Ltd.	24,500	2,395,855
•	ServiceMaster Global Holdings, Inc.	36,000	1,322,640
			7,686,160
	ENERGY 6.0%
	Chevron Corp.	20,700	2,251,953
	Kinder Morgan, Inc.	142,100	2,185,498
			4,437,451
	FINANCIALS 10.7%
	MarketAxess Holdings, Inc.	10,000	2,113,100
	Morgan Stanley	62,700	2,486,055
	Signature Bank	14,654	1,506,578
	US Bancorp	38,500	1,759,450
			7,865,183
	HEALTH CARE 19.8%
	Amgen, Inc.	14,000	2,725,380
	Becton, Dickinson and Co.	9,100	2,050,412
	Cooper Cos., Inc.	11,600	2,952,200
	Danaher Corp.	21,000	2,165,520
•	Edwards Lifesciences Corp.	19,000	2,910,230
	STERIS PLC	17,164	1,833,973
			14,637,715
	INDUSTRIALS 9.5%
•	IHS Markit, Ltd.	55,000	2,638,350
•	Middleby Corp. (The)	20,250	2,080,283
	Snap-on, Inc.	15,800	2,295,582
			7,014,215
	INFORMATION TECHNOLOGY 28.4%
	Accenture PLC — Class A	12,500	1,762,625
	Alliance Data Systems Corp.	12,014	1,803,061
	Apple, Inc.	15,730	2,481,250
	Cognizant Technology Solutions Corp. — Class A	30,250	1,920,270
	Microchip Technology, Inc.	27,420	1,972,046
	Microsoft Corp.	38,700	3,930,759
	SS&C Technologies Holdings, Inc.	55,000	2,481,050
	TE Connectivity Ltd.	21,500	1,626,045
	Visa, Inc. — Class A	22,400	2,955,456
			20,932,562
	MATERIALS 2.1%
	Avery Dennison Corp.	17,000	1,527,110

	REAL ESTATE 5.4%
	American Tower Corp.	25,000	3,954,749
	Total Common Stocks (Cost: $55,581,668)		71,431,411

Short-Term Investments 3.0%
(percentage of net assets)

MONEY MARKET FUND 3.0%
First American Government Obligations Fund — Class X — 2.36%[a]	2,239,591	2,239,591
Total Short-Term Investments (Cost: $2,239,591)		2,239,591

Total Investments 99.9% (Cost: $57,821,259)		$73,671,002

Cash and other assets, less liabilities 0.1%		42,620

Net Assets 100.0%		$73,713,622

•	Indicates securities that do not produce income.

[a]	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS ) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

14	RMB FUND	See Notes to Financial Statements

RMB Mendon Financial Services Fund

Portfolio Holdings As of December 31, 2018

		Number of
		Shares	Value
	Common Stocks 100.2%
	(percentage of net assets)

	BANKS 90.1%
	Amalgamated Bank — Class A	533,807	$10,409,237
	Ameris Bancorp	744,508	23,578,568
•	Atlantic Capital Bancshares, Inc.	850,023	13,914,877
	Banc of California, Inc.	303,210	4,035,725
•	Byline Bancorp, Inc.	859,365	14,317,021
	Cadence Bancorp	256,655	4,306,671
	Carolina Financial Corp.	637,438	18,861,790
	CBTX, Inc.	145,681	4,283,021
	Citizens Financial Group, Inc.	50,000	1,486,500
	Civista Bancshares, Inc.	170,750	2,974,465
	ConnectOne Bancorp, Inc.	172,571	3,187,386
•	Equity Bancshares, Inc. — Class A	737,281	25,989,155
	Evans Bancorp, Inc.	90,644	2,946,836
	FB Financial Corp.[a]	1,536,991	53,825,426
	Fidelity Southern Corp.	848,019	22,065,454
	First Bancorp	942,137	30,770,194
	First Bancshares, Inc. (The)	453,544	13,719,706
	First Community Corp.	237,065	4,606,173
•	First Foundation, Inc.	1,032,154	13,273,500
	First Interstate BancSystem, Inc. — Class A	88,683	3,242,250
	Green Bancorp, Inc.	590,119	10,114,640
	Guaranty Bancorp	140,516	2,915,707
•	Howard Bancorp, Inc.	684,486	9,788,150
	IBERIABANK Corp.[b,c]	105,000	6,749,400
	Independent Bank Group, Inc.[b,c]	400,000	18,308,000
	Investar Holding Corp.	252,633	6,265,298
	KeyCorp	100,000	1,478,000
	Lakeland Bancorp, Inc.	270,000	3,998,700
	Live Oak Bancshares, Inc.[b,c]	813,884	12,053,622
	M&T Bank Corp.	19,008	2,720,615
	MidSouth Bancorp, Inc.	627,045	6,646,677
	Old Line Bancshares, Inc.	612,973	16,133,449
	Opus Bank	250,000	4,897,500
	Origin Bancorp, Inc.	116,419	3,967,560
	Peapack Gladstone Financial Corp.	229,770	5,785,609
	Pinnacle Financial Partners, Inc.	200,000	9,220,003
	SB One Bancorp	308,860	6,313,104
•	Seacoast Banking Corp. of Florida	400,000	10,408,000
•	Select Bancorp, Inc.	48,080	595,230
	South State Corp.	6,720	402,865
•	Southern First Bancshares, Inc.	287,242	9,211,851
•	Southern National Bancorp of Virginia, Inc.	12,250	161,945
	Triumph Bancorp, Inc.	999,794	29,693,882
•	Veritex Holdings, Inc.[a]	1,383,118	29,571,063
			479,194,825
	COMMERCIAL SERVICES & SUPPLIES 0.1%
•	Performant Financial Corp.	322,031	724,570

	DIVERSIFIED FINANCIALS 6.0%
	Ares Management Corp. — Class A	628,315	11,171,440
•	Cowen, Inc.	436,711	5,825,725
•	Far Point Acquisition Corp. — Unit[d]	1,041,700	10,495,128
	Manning & Napier, Inc.[a]	1,050,551	1,848,970
	Silvercrest Asset Management Group, Inc. — Class A	184,275	2,437,958
			31,779,221
	THRIFTS & MORTGAGE FINANCE 4.0%
	Luther Burbank Corp.	90,000	811,800
	United Financial Bancorp, Inc.	784,201	11,527,755
	Western New England Bancorp, Inc.	899,523	9,031,211
			21,370,766
	Total Common Stocks (Cost: $536,003,247)		533,069,382

	Short-Term Investments 0.7%
	(percentage of net assets)

	MONEY MARKET FUND 0.7%
	First American Government Obligations Fund — Class X — 2.36%[e]	3,589,337	3,589,337
	Total Short-term Investments (Cost: $3,589,337)		3,589,337

	Total Investments 100.9%
	(Cost: $539,592,584)		$536,658,719

	Call option written (0.0)%
	(Premiums received: $368,385)		(26,000)

	Liabilities, less cash and other assets (0.9)%		(4,816,398)

	Net Assets 100.0%		$531,816,321

	Number of
	Contracts
Call Option Written (0.0)%
(percentage of net assets)

BANKS (0.0)%
IBERIABANK Corp.
@ 90, Notional Amount: $(2,250,000), due Feb 19	(250)	—
Independent Bank Group, Inc.
@ 75, Notional Amount: $(6,000,000), due Jan 19	(800)	—
@ 85, Notional Amount: $(3,400,000), due Jan 19	(400)	—
Live Oak Bancshares, Inc.
@ 17.5, Notional Amount: $(1,400,000), due Mar 19	(800)	(26,000)
Total Call Option Written
(Premiums received: $368,385)		(26,000)

•	Indicates securities that do not produce income.

[a]	Considered an affiliated company of the fund as the fund owns 5% or more of the outstanding voting securities of such company.

[b]	Securities or partial securities on which call/put options were written.

[c]	Security or partial security segregated as collateral for written options. The Funds are required to establish a margin account with the broker lending the written options. The aggregate market value of collateral posted was $10,588,636. The Fund is obligated to pay the counterparty any interest due on written options. Such interests are recorded as an expense to the Fund.

[d]	Each unit issued consists of one share of the Company’s Class A common stock and one-third of one warrant.

[e]	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS ) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

See Notes to Financial Statements	RMB MENDON FINANCIAL SERVICES FUND	15

RMB Mendon Financial Long/Short Fund

Portfolio Holdings As of December 31, 2018

		Number of
		Shares	Value
	Common Stocks 101.8%
	(percentage of net assets)

	BANKS 86.9%
	Amalgamated Bank - Class A	145,982	$2,846,649
	Ameris Bancorp[a]	264,535	8,377,823
•	Atlantic Capital Bancshares, Inc.[a]	379,569	6,213,545
	Banc of California, Inc.	138,096	1,838,058
	Bank of America Corp.[a,b]	200,000	4,928,000
	Citizens Financial Group, Inc.	5,400	160,542
	FB Financial Corp.[a]	471,618	16,516,062
•	First Foundation, Inc.[a]	425,369	5,470,245
	First Interstate BancSystem, Inc. — Class A	50,000	1,828,000
	Green Bancorp, Inc.	70,570	1,209,570
	Guaranty Bancorp	159,484	3,309,293
	IBERIABANK Corp.[b]	25,000	1,607,000
	Independent Bank Group, Inc.[b]	164,641	7,535,619
	Live Oak Bancshares, Inc.[b]	233,596	3,459,557
	Old Line Bancshares, Inc.	25,000	658,000
	Opus Bank[a]	470,397	9,215,077
	Pinnacle Financial Partners, Inc.[a]	188,610	8,694,922
•	Seacoast Banking Corp. of Florida	181,697	4,727,756
	Synovus Financial Corp.	50,000	1,599,500
•	Triumph Bancorp, Inc.	407,341	12,098,028
	United Community Banks, Inc.	102,959	2,209,500
•	Veritex Holdings, Inc.	208,812	4,464,401
			108,967,147
	DIVERSIFIED FINANCIALS 12.1%
	Ares Management Corp. — Class Aa	232,984	4,142,456
•	Cowen, Inc.	184,739	2,464,418
•	Far Point Acquisition Corp. — Unit[c]	337,150	3,396,786
	Manning & Napier, Inc.	457,897	805,899
	Silvercrest Asset Management Group, Inc. — Class A	330,054	4,366,614
			15,176,173
	THRIFTS & MORTGAGE FINANCE 2.8%
	United Financial Bancorp, Inc.	243,852	3,584,624
	Total Common Stocks (Cost: $131,448,235)		127,727,944

	Number of
	Contracts
Call Option Long 0.3%
(percentage of net assets)

BANKS 0.2%
Bank of America Corp.
@ 24.5, Notional Amount: $1,690,500, due Jan 19	690	30,360
@ 25, Notional Amount: $3,447,500, due Jan 19	1,379	26,891
Comerica, Inc.
@ 75, Notional Amount: $2,647,500, due Jan 19	353	12,885
First Horizon National Corp.
@ 14, Notional Amount: $988,400, due Jan 19	706	10,590

Regions Financial Corp.
@ 14, Notional Amount: $1,930,600, due Jan 19	1,379	44,127
@ 15, Notional Amount: $2,118,000, due Jan 19	1,412	18,356
Zions Bancorp, N.A.
@ 42, Notional Amount: $1,449,000, due Jan 19	345	21,908
@ 43, Notional Amount: $2,967,000, due Jan 19	690	25,185
		190,302
DIVERSIFIED FINANCIALS 0.0%
Ares Management Corp. — Class A
@ 22.5, Notional Amount: $355,500, due Mar 19	158	2,370

CONSUMER FINANCE 0.0%
Synchrony Financial
@ 24, Notional Amount: $1,960,800, due Jan 19	817	14,298
@ 24.5, Notional Amount: $2,001,650, due Jan 19	817	22,467
		36,765
EXCHANGE TRADED FUNDS 0.1%
Financial Select Sector SPDR Fund
@ 23.5, Notional Amount: $1,619,150, due Jan 19	689	35,484
@ 24, Notional Amount: $1,960,800, due Jan 19	817	16,340
@ 24.5, Notional Amount: $4,000,850, due Jan 19	1,633	11,431
@ 24.5, Notional Amount: $2,001,650, due Jan 19	817	14,706
@ 25, Notional Amount: $2,042,500, due Jan 19	817	8,987
SPDR S&P Regional Banking ETF
@ 47.5, Notional Amount: $6,550,250, due Jan 19	1,379	50,333
		137,281
Total Call Option Long (Cost: $399,361)		366,718

Put Option Long 0.8%
(percentage of net assets)

BANKS 0.1%
Citigroup, Inc.
@ 49, Notional Amount: $1,200,500, due Jan 19	245	15,190
@ 50, Notional Amount: $2,450,000, due Jan 19	490	15,680
JPMorgan Chase & Co.
@ 92, Notional Amount: $2,254,000, due Jan 19	245	20,090
@ 95, Notional Amount: $2,327,500, due Jan 19	245	18,620
US Bancorp
@ 44, Notional Amount: $2,156,000, due Jan 19	490	24,010

16	RMB MENDON FINANCIAL LONG/SHORT FUND	See Notes to Financial Statements

RMB Mendon Financial Long/Short Fund

Portfolio Holdings (Continued) As of December 31, 2018

	Number of
	Contracts	Value
Wells Fargo & Co.
@ 44, Notional Amount: $2,156,000, due Jan 19	490	$22,050
@ 45, Notional Amount: $2,205,000, due Jan 19	490	14,210
		129,850
DIVERSIFIED FINANCIALS 0.1%
Bank of New York Mellon Corp.
@ 46.5, Notional Amount: $2,278,500, due Jan 19	490	21,070
Charles Schwab Corp. (The)
@ 38.5, Notional Amount: $1,886,500, due Jan 19	490	14,700
KKR & Co., Inc.
@ 19, Notional Amount: $931,000, due Jan 19	490	19,600
Morgan Stanley
@ 38, Notional Amount: $1,862,000, due Jan 19	490	30,380
@ 38.5, Notional Amount: $1,886,500, due Jan 19	490	14,210
TD Ameritrade Holding Corp.
@ 46, Notional Amount: $2,254,000, due Jan 19	490	14,700
@ 47, Notional Amount: $1,151,500, due Jan 19	245	13,230
		127,890
EXCHANGE TRADED FUNDS 0.6%
Financial Select Sector SPDR Fund
@ 22, Notional Amount: $2,156,000, due Jan 19	980	8,330
@ 22.5, Notional Amount: $2,205,000, due Jan 19	980	15,680
@ 22.5, Notional Amount: $2,205,000, due Jan 19	980	24,500
@ 23, Notional Amount: $1,127,000, due Jan 19	490	17,640
@ 23, Notional Amount: $1,690,500, due Jan 19	735	17,640
@ 23.5, Notional Amount: $1,151,500, due Jan 19	490	11,270
iShares iBoxx High Yield Corporate Bond ETF
@ 79, Notional Amount: $1,935,500, due Jan 19	245	4,165
@ 79, Notional Amount: $1,935,500, due Jan 19	245	6,370
@ 80, Notional Amount: $3,920,000, due Jan 19	490	17,640
iShares Russell 2000 ETF
@ 124, Notional Amount: $3,038,000, due Jan 19	245	19,110
@ 124, Notional Amount: $6,076,000, due Jan 19	490	22,050
@ 125, Notional Amount: $6,125,000, due Jan 19	490	27,440
@ 126, Notional Amount: $3,087,000, due Jan 19	245	15,925
@ 129, Notional Amount: $3,160,500, due Jan 19	245	9,555
@ 130, Notional Amount: $3,185,000, due Jan 19	245	11,760
SPDR S&P 500 ETF Trust
@ 230, Notional Amount: $5,635,000, due Jan 19	245	12,250
@ 233, Notional Amount: $5,708,500, due Jan 19	245	16,905
@ 240, Notional Amount: $5,880,000, due Jan 19	245	10,780
SPDR S&P Bank ETF
@ 32, Notional Amount: $2,614,400, due Jan 19	817	—
@ 33, Notional Amount: $5,392,200, due Jan 19	1,634	—
@ 34, Notional Amount: $5,552,200, due Jan 19	1,633	151,052
@ 35, Notional Amount: $2,859,500, due Jan 19	817	40,033
SPDR S&P Regional Banking ETF
@ 43, Notional Amount: $4,214,000, due Jan 19	980	43,120
@ 44, Notional Amount: $2,156,000, due Jan 19	490	30,380
@ 44, Notional Amount: $4,312,000, due Jan 19	980	44,100
@ 45, Notional Amount: $2,205,000, due Jan 19	490	37,730
@ 45.5, Notional Amount: $4,459,000, due Jan 19	980	40,180
@ 46, Notional Amount: $2,254,000, due Jan 19	490	29,400
		685,005
INSURANCE 0.0%
MetLife, Inc.
@ 36, Notional Amount: $1,764,000, due Jan 19	490	—
@ 39.5, Notional Amount: $1,935,500, due Jan 19	490	23,520
		23,520
Total Put Option Long (Cost: $1,191,004)		966,265

	Number of Shares
Short-Term Investments 3.5%
(percentage of net assets)

MONEY MARKET FUND 3.5%
First American Government Obligations Fund — Class X — 2.36%[d]	4,358,379	4,358,379
Total Short-Term Investments (Cost: $4,358,379)		4,358,379

Total Investments 106.4%
(Cost: $137,396,979)		$133,419,306

Short Sales (12.6)%
(Proceeds: $17,044,355)		(15,728,327)

Call option written (0.0)%
(Premiums received: $373,068)		(12,100)

Put option written (2.3)%
(Premiums received: $779,876)		(2,939,615)

Cash and other assets, less liabilities 8.5%		10,682,744

Net Assets 100.0%		$125,422,008

See Notes to Financial Statements	RMB MENDON FINANCIAL LONG/SHORT FUND	17

RMB Mendon Financial Long/Short Fund

Portfolio Holdings (Continued) As of December 31, 2018

		Number of
		Shares	Value
	Short Sales (12.6)%
	(percentage of net assets)

	BANKS (6.1)%
	BOK Financial Corp.	(2,220)	$(162,793)
•	Eagle Bancorp, Inc.	(11,789)	(574,242)
	Fulton Financial Corp.	(36,543)	(565,686)
	Glacier Bancorp, Inc.	(57,463)	(2,276,683)
	Heartland Financial USA, Inc.	(26,130)	(1,148,414)
•	Pacific Premier Bancorp, Inc.	(11,710)	(298,839)
	Simmons First National Corp. — Class A	(15,423)	(372,157)
	Trustmark Corp.	(58,527)	(1,663,923)
	Union Bankshares Corp.	(18,425)	(520,138)
			(7,582,875)
	DIVERSIFIED FINANCIALS (1.8)%
•	Credit Acceptance Corp.	(5,489)	(2,095,480)
	FirstCash, Inc.	(1,268)	(91,740)
	Greenhill & Co., Inc.	(3,485)	(85,034)
			(2,272,254)
	INSURANCE (2.6)%
	Progressive Corp. (The)[b]	(54,275)	(3,274,411)

•	SOFTWARE (0.6)%
	Ellie Mae, Inc.	(11,784)	(740,389)

	THRIFTS & MORTGAGE FINANCE (0.5)%
	Northwest Bancshares, Inc.	(11,966)	(202,704)
	Washington Federal, Inc.	(13,664)	(364,965)
			(567,669)
•	TRADING COMPANIES & DISTRIBUTORS (1.0)%
	AerCap Holdings N.V.	(24,392)	(965,923)
	Triton International Ltd.	(10,454)	(324,806)
			(1,290,729)
	Total Short Sales (Proceeds: $17,044,355)		(15,728,327)

	Number of
	Contracts
Call Option Written (0.0)%
(percentage of net assets)

BANKS (0.0)%
Bank of America Corp.
@ 33, Notional Amount: $(3,300,000), due Jan 19	(1,000)	—
@ 35, Notional Amount: $(3,500,000), due Jun 19	(1,000)	(3,000)
IBERIABANK Corp.
@ 90, Notional Amount: $(2,250,000), due Feb 19	(250)	—
Independent Bank Group, Inc.
@ 75, Notional Amount: $(2,100,000), due Jan 19	(280)	—
@ 85, Notional Amount: $(1,190,000), due Jan 19	(140)	—
Live Oak Bancshares, Inc.
@ 17.5, Notional Amount: $(490,000), due Mar 19	(280)	(9,100)
		(12,100)
Total Call Option Written
(Premiums received: $373,068)		(12,100)

Put Option Written (2.3)%
(percentage of net assets)

BANKS (1.5)%
Citizens Financial Group, Inc.
@ 35, Notional Amount: $(6,811,000), due Jan 19	(1,946)	(1,041,110)
M&T Bank Corp.
@ 160, Notional Amount: $(8,128,000), due Jan 19	(508)	(891,540)
		(1,932,650)
INSURANCE (0.8)%
Progressive Corp. (The)
@ 62.5, Notional Amount: $(1,037,500), due Jan 19	(166)	(47,725)
@ 65, Notional Amount: $(1,079,000), due Jan 19	(166)	(85,490)
Prudential Financial, Inc.
@ 85, Notional Amount: $(4,250,000), due Mar 19	(500)	(346,250)
@ 90, Notional Amount: $(4,500,000), due Mar 19	(500)	(527,500)
		(1,006,965)
Total Put Option Written
(Premiums received: $779,876)		(2,939,615)

•	Indicates securities that do not produce income.

[a]	Security or partial security segregated as collateral for securities sold short. The Funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The aggregate market value of collateral posted was $38,289,008. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

[b]	Securities or partial securities on which call/put options were written

[c]	Each unit issued consists of one share of the Company’s Class A common stock and one-third of one warrant.

[d]	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

18	RMB MENDON FINANCIAL LONG/SHORT FUND	See Notes to Financial Statements

RMB International Small Cap Fund

Portfolio Holdings As of December 31, 2018

		Number of
		Shares	Value
	Common Stocks 99.7%
	(percentage of net assets)

	AUSTRALIA 3.6%
•	Nanosonics Ltd.	318,367	$636,997

	BELGIUM 2.9%
	Econocom Group S.A.	152,443	507,629

	CANADA 2.6%
	ShawCor Ltd.	38,719	470,232

	FRANCE 10.1%
	Altran Technologies S.A.	63,800	512,769
	Elis S.A.	13,282	221,434
	Ingenico Group S.A.	10,058	570,565
	Tarkett S.A.	23,789	477,378
			1,782,146
	GERMANY 2.2%
	CANCOM SE	11,734	385,102

	HONG KONG 5.7%
	Johnson Electric Holdings Ltd.	232,000	473,213
	Pico Far East Holdings Ltd.	1,505,800	545,061
			1,018,274
	JAPAN 29.3%
	Aeon Delight Co. Ltd.	20,400	680,639
	Ai Holdings Corp.	33,600	593,106
	Asante, Inc.	32,600	594,615
	Daiseki Co. Ltd.	37,343	771,186
	Doshisha Co. Ltd.	30,700	492,386
	Mandom Corp.	10,600	288,808
	Miraca Holdings, Inc.	21,400	483,034
	NGK Spark Plug Co. Ltd.	29,800	589,889
•	PeptiDream, Inc.	9,500	375,064
	Transcosmos, Inc.	15,500	326,674
			5,195,401
	NEW ZEALAND 2.0%
	Skellerup Holdings Ltd.	260,980	354,259

	NORWAY 15.5%
•	Axactor SE	399,118	860,874
	Evry AS	145,994	531,662
	Kongsberg Gruppen ASA	54,224	737,160
•	Protector Forsikring ASA	109,961	609,439
			2,739,135
	SWITZERLAND 5.6%
•	Luxoft Holding, Inc.	32,661	993,548

	UNITED KINGDOM 20.2%
	Avon Rubber PLC	24,378	388,103
	Clarkson PLC	18,662	451,805
	ITE Group PLC	752,398	609,072
	Mitie Group PLC	378,989	534,388
	On the Beach Group PLC	149,811	642,126
•	Vectura Group PLC	654,618	584,860
	Volution Group PLC	196,413	359,249
			3,569,603
	Total Common Stocks (Cost $20,770,609)		17,652,326

Short-Term Investments 4.9%
(percentage of net assets)

MONEY MARKET FUND 4.9%
First American Government Obligations Fund − Class X — 2.36%[a]	864,654	864,654
Total Short-Term Investments
(Cost: $864,654)		864,654

Total Investments 104.6%
(Cost: $21,635,263)		$18,516,980

Liabilities, less cash and other assets (4.6)%		(817,997)

Net Assets 100.0%		$17,698,983

•	Indicates securities that do not produce income.
[a]	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

See Notes to Financial Statements	RMB INTERNATIONAL SMALL CAP FUND	19

RMB International Fund

Portfolio Holdings As of December 31, 2018

		Number of
		Shares	Value
	Common Stocks 98.1%
	(percentage of net assets)

	Canada 2.6%
	Open Text Corp.	91,421	$2,979,955

	China 2.9%
	Tencent Holdings Ltd.	83,000	3,326,670
•	Tencent Music Entertainment Group — ADR	21	281
			3,326,951
	Finland 5.5%
	Nokia OYJ	499,818	2,901,507
	UPM-Kymmene OYJ	129,937	3,289,206
			6,190,713
	France 15.6%
	AXA S.A.	149,651	3,229,757
	Elis S.A.	164,439	2,741,486
	Ingenico Group S.A.	58,976	3,345,562
	Publicis Groupe S.A.	57,667	3,290,289
	Rubis SCA	92,680	4,983,758
			17,590,852
	Germany 10.5%
	CANCOM SE	59,096	1,939,493
	Fresenius Medical Care AG & Co. KGaA	64,975	4,211,763
	HeidelbergCement AG	54,593	3,346,435
	LEG Immobilien AG	22,675	2,365,681
			11,863,372
	Hong Kong 2.5%
	Johnson Electric Holdings Ltd.	1,349,900	2,753,408

	Ireland 11.0%
	Bank of Ireland Group PLC	359,725	2,000,694
	Glanbia PLC	352,895	6,627,083
•	Ryanair Holdings PLC — ADR	52,966	3,778,594
			12,406,371
	Japan 23.6%
	Aeon Delight Co. Ltd.	111,300	3,713,488
	Daiseki Co. Ltd.	157,857	3,259,967
	Mandom Corp.	69,500	1,893,597
	NGK Spark Plug Co. Ltd.	207,500	4,107,448
	Olympus Corp.	120,900	3,697,698
	ORIX Corp.	234,900	3,432,341
	Seven & i Holdings Co. Ltd.	90,500	3,932,687
	Sompo Holdings, Inc.	75,300	2,557,949
			26,595,175
	Netherlands 1.5%
•	QIAGEN N.V.	47,928	1,651,120

	Norway 5.6%
•	Axactor SE	1,472,238	3,175,533
	Kongsberg Gruppen ASA	232,370	3,159,026
			6,334,559
	Sweden 7.8%
	Autoliv, Inc.	51,214	3,596,759
	Elekta AB — Series B	88,527	1,051,182
	SKF AB — Series B	272,401	4,140,124
			8,788,065
	Switzerland 3.6%
•	Luxoft Holding, Inc.	134,366	4,087,414

	United Kingdom 5.4%
	Mitie Group PLC	2,024,600	2,854,757
	On the Beach Group PLC	763,060	3,270,658
			6,125,415
	Total Common Stocks (Cost $135,590,269)		110,693,370

	Short-Term Investments 0.8%
	(percentage of net assets)

	MONEY MARKET FUND 0.8%
	First American Government Obligations Fund — Class X — 2.36%[a]	835,988	835,988
	Total Short-Term Investments (Cost: $835,988)		835,988

	Total Investments 98.9%
	(Cost: $136,426,257)		$111,529,358

	Cash and other assets, less liabilities 1.1%		1,269,323

	Net Assets 100.0%		$112,798,681

ADR American Depositary Receipt

•	Indicates securities that do not produce income.

[a]	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

20	RMB INTERNATIONAL FUND	See Notes to Financial Statements

RMB Japan Fund

Portfolio Holdings As of December 31, 2018

	Number of
	Shares	Value
Common Stocks 94.0%
(percentage of net assets)

Japan 94.0%
Ajinomoto Co., Inc.	47,907	$851,264
Alps Electric Co. Ltd.	63,150	1,224,503
Dai-ichi Life Holdings, Inc.	53,144	825,307
Dip Corp.	25,886	422,782
HIS Co. Ltd.	38,800	1,410,732
Hitachi Ltd.	31,180	826,590
Hoya Corp.	18,000	1,085,400
Isuzu Motors Ltd.	90,600	1,270,856
Japan Hotel REIT Investment Corp.	1,155	824,411
Japan Post Holdings Co. Ltd.	74,811	863,770
JXTG Holdings, Inc.	82,200	426,908
Keyence Corp.	2,100	1,061,436
Kubota Corp.	58,200	827,239
Mitsubishi Electric Corp.	115,256	1,270,996
Mitsubishi UFJ Financial Group, Inc.	256,607	1,259,339
Mitsui Fudosan Co. Ltd.	45,363	1,007,599
MS&AD Insurance Group Holdings, Inc.	29,770	846,221
Nidec Corp.	11,000	1,244,617
Nippon Gas Co. Ltd.	24,100	873,292
Nishimoto Co. Ltd.	21,021	851,246
Oracle Corp. Japan	21,300	1,352,078
ORIX Corp.	73,539	1,074,546
OSG Corp.	70,100	1,356,441
Otsuka Holdings Co. Ltd.	19,100	780,508
Rakuten, Inc.	151,318	1,015,136
Recruit Holdings Co. Ltd.	52,500	1,268,334
Seven & i Holdings Co. Ltd.	24,542	1,066,476
Shin-Etsu Chemical Co. Ltd.	16,459	1,264,592
Shionogi & Co. Ltd.	22,000	1,255,661
SMC Corp.	3,600	1,083,861
SoftBank Group Corp.	12,151	795,881
Sony Corp.	26,328	1,269,263
Sumitomo Bakelite Co. Ltd.	24,806	853,601
Sushiro Global Holdings Ltd.	23,800	1,299,687
Sysmex Corp.	17,800	845,342
Takuma Co. Ltd.	103,528	1,296,494
Toei Co. Ltd.	9,503	1,115,994
Tokyu Corp.	39,770	649,881
Toyota Motor Corp.	25,100	1,452,953
TV Asahi Holdings Corp.	71,110	1,280,293
		41,651,530
Total Common Stocks (Cost: $44,966,558)		41,651,530

Short-Term Investments 1.2%
(percentage of net assets)

MONEY MARKET FUND 1.2%
First American Government Obligations Fund — Class X — 2.36%[a]	551,922	551,922
Total Short-Term Investments (Cost: $551,922)		551,922

Total Investments 95.2%
(Cost: $45,518,480)		$42,203,452

Cash and other assets, less liabilities 4.8%		2,110,624

Net Assets 100.00%		$44,314,076

[a]	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

See Notes to Financial Statements	RMB JAPAN FUND	21

Statements of Assets and Liabilities As of December 31, 2018

		RMB
		Mendon	RMB
		Financial	Mendon Financial
	RMB Fund	Services Fund	Long/Short Fund
Assets:
Investments at cost (unaffiliated)	$57,821,259	$453,400,175	$137,396,979
Investments at cost (affiliated)	—	86,192,409	—
Investments at value (unaffiliated)	$73,671,002	$451,413,260	$133,419,306
Investments at value (affiliated)	—	85,245,459	—
Cash on deposit for written options and short sales	—	302,714	15,439,807
Dividends and interest receivable	59,359	323,131	76,581
Receivable for capital stock sold	271,113	3,222,073	1,045,894
Receivable for investments sold	—	786,682	228,889
Prepaid expenses	24,480	93,293	23,832
Total assets	74,025,954	541,386,612	150,234,309

Liabilities:
Payable for fund shares redeemed	181,100	8,862,029	4,869,486
Payable for investments purchased	—	—	992,684
Short sales at value*	—	—	15,728,327
Options written at value**	—	26,000	2,951,715
Payable for investment advisory fees (Note 3)	37,501	376,495	111,634
Payable for audit fees	27,200	27,200	36,701
Payable for administration fees	19,294	19,476	19,795
Payable for distribution fees and service fees	16,052	78,376	25,810
Accrued expenses and other payables	31,185	180,715	76,149
Total liabilities	312,332	9,570,291	24,812,301
Net assets	$73,713,622	$531,816,321	$125,422,008

Net Assets Consists Of:
Capital paid-in	$56,689,887	539,413,370	$131,265,114
Total distributable earnings	17,023,735	(7,597,049)	(5,843,106)
Net assets	$73,713,622	$531,816,321	$125,422,008

By share class:

Net assets:

Class A	$62,225,232	$177,624,117	$38,593,953
Class C	$2,583,774	$40,384,560	$16,626,215
Class I	$8,904,616	$313,807,644	$70,201,840

NAV (par value $0.10 per share)

Class A	$20.90	$34.25	$14.10
Class C	$17.18	$30.98	$12.99
Class I	$20.96	$34.72	$14.27

Capital Shares outstanding:
(unlimited number of shares has been authorized)

Class A	2,976,801	5,185,857	2,736,664
Class C	150,427	1,303,647	1,280,213
Class I	424,908	9,037,300	4,920,873

*	The payables for short sales include proceeds received for the following amounts: RMB Mendon Financial Long/Short Fund $17,044,355.

**	The payables for options written include premiums received for the following amounts: RMB Mendon Financial Services Fund $368,385 and RMB Mendon Financial Long/Short Fund $1,152,944.

22	ASSETS AND LIABILITIES	See Notes to Financial Statements

Statements of Assets and Liabilities As of December 31, 2018

	RMB	RMB
	International	International	RMB
	Small Cap Fund	Fund	Japan Fund
Assets:
Investments at cost (unaffiliated)	$21,635,263	$136,426,257	$45,518,480
Foreign currency at cost	—	1,353	—
Investments at value (unaffiliated)	$18,516,980	$111,529,358	$42,203,452
Foreign currency at value	—	1,312	—
Dividends and interest receivable	27,617	136,383	116,398
Receivable for capital stock sold	291,008	2,081,312	2,526,309
Prepaid expenses	19,675	25,523	21,308
Total assets	18,855,280	113,773,888	44,867,467

Liabilities:
Payable for fund shares redeemed	997,647	815,750	458,078
Payable for investments purchased	93,169	—	—
Payable for investment advisory fees (Note 3)	11,278	84,398	29,537
Payable for administration fees	19,285	19,455	19,842
Payable for audit fees	15,001	15,001	15,001
Accrued expenses and other payables	19,917	40,603	30,933
Total liabilities	1,156,297	975,207	553,391
Net assets	$17,698,983	$112,798,681	$44,314,076

Net Assets Consists Of:
Capital paid-in	$23,044,740	$140,178,043	$51,894,309
Total distributable earnings	(5,345,757)	(27,379,362)	(7,580,233)
Net Assets	$17,698,983	$112,798,681	$44,314,076

By share class:

Net assets:

Class I	$17,698,983	$112,798,681	$44,314,076

NAV (par value $0.10 per share)

Class I	$7.71	$7.81	$8.58

Capital Shares outstanding:
(unlimited number of shares has been authorized)

Class I	2,296,275	14,451,610	5,163,607

See Notes to Financial Statements	ASSETS AND LIABILITIES	23

Statements of Operations For the year ended December 31, 2018

		RMB	RMB
		Mendon	Mendon
		Financial	Financial
	RMB Fund	Services Fund	Long/Short Fund
Investment Income:
Dividends (unaffiliated)	$1,090,834	$6,908,382	$2,664,065
Dividends (affiliated)	—	465,259	—
Interest	11,206	211,644	647,804
Total income	1,102,040	7,585,285	3,311,869

Expenses:
Investment advisory fees	473,233	5,023,651	1,894,896
Performance adjustment	—	—	(300,590)
Dividend expense on securities sold short	—	—	659,037
Service fees (Class C)	8,060	145,134	57,381
Distribution fees (Class A)	179,604	728,163	234,753
Distribution fees (Class C)	24,172	435,410	172,173
Registration fees and expenses	61,675	116,768	68,596
Professional fees	60,655	309,039	129,852
Administration fees	59,158	277,415	114,140
Transfer agent fees	51,812	659,757	241,275
Miscellaneous expenses	82,774	421,325	208,899
Total expenses	1,001,143	8,116,662	3,480,412
Net investment income (loss)	$100,897	$(531,377)	$(168,543)

Net Realized and Unrealized Gain/(Loss) on Investments, Purchased and Written Options, and Short Sales
Realized gain/(loss) on:
Investments (unaffiliated)	3,843,324	15,256,145	25,131,958
Investments (affiliated)	—	181,164	—
Purchased options	—	—	(4,257,487)
Written options	—	1,401,316	2,124,247
Short sales transactions	—	—	(13,861,682)
Net realized gain from investments, purchased and written options, and short sales transactions	3,843,324	16,838,625	9,137,036

Change in unrealized appreciation/depreciation on:
Investments (unaffiliated)	(5,855,910)	(122,189,005)	(61,673,323)
Investments (affiliated)	—	(18,380,723)	—
Purchased options	—	—	333,090
Written options	—	292,626	(722,788)
Short sales transactions	—	—	14,416,035
Net unrealized appreciation/depreciation on investments, purchased and written options, and short sales transactions	(5,855,910)	(140,277,102)	(47,646,986)
Net realized and unrealized loss on investments, purchased and written options, and short sales transactions	(2,012,586)	(123,438,477)	(38,509,950)
Net decrease in net assets resulting from operations	$(1,911,689)	$(123,969,854)	$(38,678,493)

24	OPERATIONS	See Notes to Financial Statements

Statements of Operations For the year ended December 31, 2018

	RMB	RMB
	International	International	RMB
	Small Cap Fund	Fund	Japan Fund
Investment Income:
Dividend income (unaffiliated)[1]	$239,103	$1,000,161	$484,188
Interest	19,990	76,741	18,466
Total income	259,093	1,076,902	502,654

Expenses:
Investment advisory fees	125,509	527,224	236,883
Administration fees	37,467	37,631	37,995
Transfer agent fees	33,066	35,785	35,777
Deferred offering costs	29,770	32,567	28,846
Custody fees	26,619	37,934	36,100
Registration fees and expenses	24,587	26,752	24,657
Accounting fees	22,792	22,775	22,731
Audit fees	17,309	17,309	17,309
Miscellaneous expenses	33,250	78,354	42,840
Total expenses before waiver and reimbursement	350,369	816,331	483,138
Waiver and reimbursement of expenses by adviser	(165,798)	(7,920)	(140,973)
Total expenses	184,571	808,411	342,165
Net investment income	$74,522	$268,491	$160,489

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency
Net realized gain/(loss) on:
Investments (unaffiliated)	(2,237,112)	(2,413,042)	(4,218,243)
Foreign currency transactions	(13,560)	(87,024)	(40,483)
Net realized loss from investments and foreign currency	(2,250,672)	(2,500,066)	(4,258,726)

Change in unrealized appreciation/depreciation on:
Investments (unaffiliated)	(3,118,474)	(24,897,034)	(3,314,675)
Foreign currency translations	121	(988)	1,874
Net unrealized appreciation/depreciation from investments and foreign currency	(3,118,353)	(24,898,022)	(3,312,801)
Net realized and unrealized loss on investments and foreign currency	(5,369,025)	(27,398,088)	(7,571,527)
Net decrease in net assets resulting from operations	$(5,294,503)	$(27,129,597)	$(7,411,038)

[1]	Net of foreign taxes withheld of $16,737, $98,227 and $55,834, respectively.

See Notes to Financial Statements	OPERATIONS	25

Statements of Changes in Net Assets

	RMB Fund		RMB Mendon Financial Services Fund		RMB Mendon Financial Long/Short Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017	2018	2017
Increase/(decrease) in Net Assets
From operations:
Net investment income/(loss)	$100,897	$202,217	$(531,377)	$(2,379,970)	$(168,543)	$(2,252,916)
Net realized gain/(loss) on transactions	3,843,324	21,465,688	16,838,625	32,914,015	9,137,036	(56,343)
Change in unrealized appreciation/ depreciation	(5,855,910)	(4,447,922)	(140,277,102)	33,484,852	(47,646,986)	(9,051,965)
Net increase from payments by affiliates	—	13,567	—	—	—	—
Net increase/(decrease) in net assets resulting from operations	(1,911,689)	17,233,550	(123,969,854)	64,018,897	(38,678,493)	(11,361,224)

Distributions to shareholders:
Net distributions - Class A shares	(5,734,042)	(19,670,869)[1]	(9,589,432)	(20,976,619)[1]	—	—
Net distributions - Class C shares	(280,676)	(1,143,310)[2]	(2,361,892)	(3,939,715)[2]	—	—
Net distributions - Class I shares	(767,953)	(1,592,278)[3]	(17,532,845)	(14,806,643)[3]	—	—
Total distributions to shareholders	(6,782,671)	(22,406,457)	(29,484,169)	(39,722,977)	—	—
Increase/(decrease) in net assets derived from capital share transactions	151,427	3,714,911	51,229,663	141,948,580	(77,558,862)	(48,612,466)
Redemption fees	—	99	43,990	26,024	2,434	17,065
Total increase/(decrease) in net assets	(8,542,933)	(1,457,897)	(102,180,370)	166,270,524	(116,234,921)	(59,956,625)

Net assets:
Beginning of year	82,256,555	83,714,452	633,996,691	467,726,167	241,656,929	301,613,554
End of year	$73,713,622	$82,256,555	$531,816,321	$633,996,691	$125,422,008	$241,656,929

[1]	Class A — Includes net investment income distribution of $196,156 and $0, respectively, and net realized gain distribution of $19,474,713 and $20,976,619, respectively.
[2]	Class C — Includes net realized gain distribution of $1,143,310 and $3,939,715, respectively.

[3]	Class I — Includes net investment income distribution of $30,653 and $0, respectively, and net realized gain distribution of $1,561,625 and $14,806,643, respectively.

26	CHANGES IN NET ASSETS	See Notes to Financial Statements

Statements of Changes in Net Assets — Capital Stock Activity

			RMB		RMB
	RMB Fund		Mendon Financial Services Fund		Mendon Financial Long/Short Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017	2018	2017
Capital stock transactions in dollars:
Class A shares
Net proceeds from sales of shares	$595,012	$296,415	$71,542,073	$208,853,691	$11,808,966	$53,492,581
Net proceeds from reinvestment of dividends	5,272,828	17,516,254	9,109,764	19,547,893	—	—
Cost of shares redeemed	(9,284,216)	(19,974,436)	(190,748,621)	(335,405,091)	(55,726,867)	(147,393,471)
Net decrease	$(3,416,376)	$(2,161,767)	$(110,096,784)	$(107,003,507)	$(43,917,901)	$(93,900,890)

Class C shares
Net proceeds from sales of shares	$195,260	$68,233	$8,533,510	$15,327,935	$2,961,848	$4,873,210
Net proceeds from reinvestment of dividends	261,552	1,054,082	2,199,128	3,668,812	—	—
Cost of shares redeemed	(1,366,049)	(1,945,700)	(17,167,814)	(10,016,801)	(6,871,179)	(6,786,063)
Net increase/(decrease)	$(909,237)	$(823,385)	$(6,435,176)	$8,979,946	$(3,909,331)	$(1,912,853)

Class I shares
Net proceeds from sales of shares	$8,191,563	$6,633,357	$303,541,104	$248,274,879	$41,714,262	$118,320,577
Net proceeds from reinvestment of dividends	756,694	1,591,960	16,212,135	12,626,961	—	—
Cost of shares redeemed	(4,471,217)	(1,525,254)	(151,991,616)	(20,929,699)	(71,445,892)	(71,119,300)
Net increase/(decrease)	$4,477,040	$6,700,063	$167,761,623	$239,972,141	$(29,731,630)	$47,201,277
Net increase/(decrease) in net assets derived from capital share Transactions	$151,427	$3,714,911	$51,229,663	$141,948,580	$(77,558,862)	$(48,612,466)

Share Transactions
Class A
Shares sold	26,851	10,527	1,600,911	4,934,291	670,187	2,980,532
Shares issued on reinvestment of distributions	240,878	740,317	253,683	444,675	—	—
Shares redeemed	(382,882)	(697,750)	(4,356,141)	(7,873,691)	(3,309,808)	(8,359,434)
Net increase/(decrease) in shares outstanding	(115,153)	53,094	(2,501,547)	(2,494,725)	(2,639,621)	(5,378,902)

Class C
Shares sold	10,813	2,555	206,780	389,195	183,704	293,694
Shares issued on reinvestment of distributions	14,539	52,810	67,687	91,083	—	—
Shares redeemed	(67,296)	(77,007)	(430,430)	(253,515)	(436,960)	(412,698)
Net increase/(decrease) in shares outstanding	(41,944)	(21,642)	(155,963)	226,763	(253,256)	(119,004)

Class I
Shares sold	339,192	225,808	6,801,777	5,717,696	2,385,345	6,637,181
Shares issued on reinvestment of distributions	34,489	67,313	446,036	284,199	—	—
Shares redeemed	(185,885)	(56,009)	(3,735,200)	(477,208)	(4,284,028)	(4,035,860)
Net increase/(decrease) in shares outstanding	187,796	237,112	3,512,613	5,524,687	(1,898,683)	2,601,321

See Notes to Financial Statements	CHANGES IN NET ASSETS — CAPITAL STOCK ACTIVITY	27

Statements of Changes in Net Assets

	RMB		RMB		RMB
	International Small Cap Fund		International Fund		Japan Fund
		December 27,		December 27,		December 27,
		2017[1]		2017[1]		2017[1]
	Year Ended	through	Year Ended	through	Year Ended	through
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017	2018	2017
Increase/(decrease) in Net Assets
From operations:
Net investment income/(loss)	$74,522	$(14)	$268,491	$(13)	$160,489	$(14)
Net realized gain/(loss) on transactions	(2,250,672)	—	(2,500,066)	—	(4,258,726)	—
Change in unrealized appreciation/depreciation	(3,118,353)	140	(24,898,022)	81	(3,312,801)	(420)
Net increase/(decrease) in net assets resulting from operations	(5,294,503)	126	(27,129,597)	68	(7,411,038)	(434)

Distributions to shareholders:
Net distributions - Class I shares	(51,394)	—	(258,083)	—	(168,775)	—
Total distributions to shareholders	(51,394)	—	(258,083)	—	(168,775)	—

Capital stock transactions in dollars:
Class I shares
Net proceeds from sales of shares	32,437,278	100,000	172,101,159	100,000	71,345,662	100,000
Net proceeds from reinvestment of dividends	48,858	—	253,104	—	168,124	—
Cost of shares redeemed	(9,541,382)	—	(32,267,970)	—	(19,719,463)	—
Increase in net assets derived from capital share transactions	22,944,754	100,000	140,086,293	100,000	51,794,323	100,000
Total increase in net assets	$17,598,857	$100,126	$112,698,613	$100,068	$44,214,510	$99,566

Net assets:
Beginning of year	100,126	—	100,068	—	99,566	—
End of year	$17,698,983	$100,126	$112,798,681	$100,068	$44,314,076	$99,566 [2]

Share Transactions
Class I
Shares sold	3,456,307	10,000	18,223,199	10,000	7,288,166	10,000
Shares issued on reinvestment of distributions	6,062	—	31,325	—	18,516	—
Shares redeemed	(1,176,094)	—	(3,812,914)	—	(2,153,075)	—
Net increase in shares outstanding	2,286,275	10,000	14,441,610	10,000	5,153,607	10,000

1	Commencement of operations
2	Includes accumulated undistributed net investment loss of $6

28	CHANGES IN NET ASSETS	See Notes to Financial Statements

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See Notes to Financial Statements	29

Financial Highlights For a share outstanding throughout each period.

	Income from investment operations				Less distributions
			Net realized			Distributions
			and			from capital
	Net asset	Net	unrealized		Dividends	gains (from
	value,	investment	gain(loss)	Total from	from net	securities
	beginning	income	on securities	investment	investment	and options	Total
	of period	(loss)[a]	and options	operations	income	transactions)	distributions
RMB Fund
CLASS A SHARES
12/31/2018	$23.56	$0.04	$(0.61)	$(0.57)	$—	$(2.09)	$(2.09)
12/31/2017	25.93	0.08	5.77	5.85	(0.08)	(8.14)	(8.22)
12/31/2016	34.90	0.01	0.60	0.61	(0.09)	(9.50)	(9.59)
12/31/2015	37.64	0.11	0.58	0.69	—	(3.43)	(3.43)
12/31/2014	36.76	0.10	2.85	2.95	(0.14)	(1.93)	(2.07)

CLASS C SHARES
12/31/2018	$19.87	$(0.12)	$(0.48)	$(0.60)	$—	$(2.09)	$(2.09)
12/31/2017	23.02	(0.12)	5.11	4.99	—	(8.14)	(8.14)
12/31/2016	32.19	(0.22)	0.55	0.33	—	(9.50)	(9.50)
12/31/2015	35.23	(0.17)	0.56	0.39	—	(3.43)	(3.43)
12/31/2014	34.65	(0.18)	2.69	2.51	—	(1.93)	(1.93)

CLASS I SHARES
12/31/2018	$23.56	$0.10	$(0.61)	$(0.51)	$—	$(2.09)	$(2.09)
For the period from 2/1/2017[c] through 12/31/2017	26.41	0.15	5.30	5.45	(0.16)	(8.14)	(8.30)

RMB Mendon Financial Services Fund
CLASS A SHARES
12/31/2018	$43.40	$(0.07)	$(7.23)	$(7.30)	$—	$(1.85)	$(1.85)
12/31/2017	41.30	(0.17)	5.15	4.98	—	(2.88)	(2.88)
12/31/2016	32.31	0.02	9.58	9.60	—	(0.62)	(0.62)
12/31/2015	27.88	—	5.70	5.70	—	(1.27)	(1.27)
12/31/2014	25.77	(0.21)	3.06	2.85	—	(0.74)	(0.74)

CLASS C SHARES
12/31/2018	$39.76	$(0.36)	$(6.57)	$(6.93)	$—	$(1.85)	$(1.85)
12/31/2017	38.32	(0.45)	4.77	4.32	—	(2.88)	(2.88)
12/31/2016	30.25	(0.22)	8.91	8.69	—	(0.62)	(0.62)
12/31/2015	26.36	(0.21)	5.37	5.16	—	(1.27)	(1.27)
12/31/2014	24.59	(0.39)	2.90	2.51	—	(0.74)	(0.74)

CLASS I SHARES
12/31/2018	$43.87	$0.06	$(7.36)	$(7.30)	$—	$(1.85)	$(1.85)
For the period from 2/1/2017[c] through 12/31/2017	41.33	(0.06)	5.48	5.42	—	(2.88)	(2.88)

30	FINANCIAL HIGHLIGHTS	See Notes to Financial Statements

					Ratio to average net assets %
							Ratio of total
					Ratio of total		expenses
					expenses after		before
				Net assets,	extraordinary		extraordinary
		Net asset		end	expense and		expense and		Ratio of net
Redemption		value,	Total	of period	reimbursement/		reimbursement/		investment	Portfolio
fees		end of period	return %	(in $000’s)	recovery		recovery		income (loss)	turnover rate %

$—		$20.90	(2.84)	$62,225	1.25		1.25		0.14	23
0.00	[b]	23.56	22.49	72,848	1.29		1.29		0.27	45
0.01		25.93	1.36	78,787	1.63		1.55		0.02	51
0.00	[b]	34.90	1.52	110,275	1.38		1.38		0.28	17
0.00	[b]	37.64	8.04	124,215	1.36		1.36		0.25	24

$—		$17.18	(3.51)	$2,584	2.00		2.00		(0.60)	23
—		19.87	21.57	3,823	2.04		2.04		(0.48)	45
0.00	[b]	23.02	0.57	4,927	2.39		2.30		(0.73)	51
0.00	[b]	32.19	0.77	11,507	2.13		2.13		(0.47)	17
0.00	[b]	35.23	7.25	15,417	2.11		2.11		(0.50)	24

$—		$20.96	(2.62)	$8,905	1.02		1.02		0.43	23

0.00	[b]	23.56	20.52 [d]	5,586	1.04	[e]	1.04	[e]	0.52 [e]	45	[f]

$0.00	[b]	$34.25	(17.02)	$177,624	1.27		1.27		(0.15)	58
0.00	[b]	43.40	11.99	333,628	1.33		1.33		(0.39)	59
0.01		41.30	29.77	420,479	1.42		1.41		0.05	71
0.00	[b]	32.31	20.43	224,755	1.71		1.61		0.02	62
0.00	[b]	27.88	11.11	76,726	1.80		1.64		(0.79)	106

$0.00	[b]	$30.98	(17.65)	$40,385	2.02		2.02		(0.89)	58
0.00	[b]	39.76	11.17	58,027	2.08		2.08		(1.14)	59
0.00	[b]	38.32	28.76	47,247	2.17		2.16		(0.73)	71
0.00	[b]	30.25	19.55	27,017	2.46		2.36		(0.73)	62
0.00	[b]	26.36	10.26	12,180	2.55		2.39		(1.54)	106

$0.00	[b]	$34.72	(16.84)	$313,808	1.02		1.02		0.13	58

0.00	[b]	43.87	13.02 [d]	242,342	1.08	[e]	1.08	[e]	(0.14)[e]	59	[f]

See Notes to Financial Statements	FINANCIAL HIGHLIGHTS	31

Financial Highlights (Continued) For a share outstanding throughout each period.

	Income from investment operations				Less distributions
			Net realized			Distributions
			and			from capital
	Net asset	Net	unrealized		Dividends	gains (from
	value,	investment	gain(loss)	Total from	from net	securities
	beginning	income	on securities	investment	investment	and options	Total
	of period	(loss)[a]	and options	operations	income	transactions)	distributions

RMB Mendon Financial Long/Short Fund
CLASS A SHARES
12/31/2018	$17.67	$(0.03)	$(3.54)	$(3.57)	$—	$—	$—
12/31/2017	18.24	(0.15)	(0.42)	(0.57)	—	—	—
12/31/2016	16.80	(0.07)	1.59	1.52	—	(0.08)	(0.08)
12/31/2015	14.92	(0.07)	2.33	2.26	—	(0.39)	(0.39)
12/31/2014	13.90	(0.14)	1.81	1.67	—	(0.65)	(0.65)

CLASS C SHARES
12/31/2018	$16.39	$(0.14)	$(3.26)	$(3.40)	$—	$—	$—
12/31/2017	17.03	(0.25)	(0.39)	(0.64)	—	—	—
12/31/2016	15.80	(0.17)	1.48	1.31	—	(0.08)	(0.08)
12/31/2015	14.17	(0.17)	2.19	2.02	—	(0.39)	(0.39)
12/31/2014	13.32	(0.23)	1.73	1.50	—	(0.65)	(0.65)

CLASS I SHARES
12/31/2018	$17.82	$0.03	$(3.58)	$(3.55)	$—	$—	$—
12/31/2017	18.33	(0.10)	(0.41)	(0.51)	—	—	—
12/31/2016	16.84	(0.02)	1.59	1.57	—	(0.08)	(0.08)
For the period from 8/20/2015[c] through 12/31/2015	16.39	—	0.83	0.83	—	(0.39)	(0.39)

a	Per share values have been calculated using the average share method.
b	Less than $0.01 per share.
c	Commencement of operations.
d	Annualized.
e	Not Annualized.
f	Total Return was not annualized for periods less than one year, assumes dividend reinvesment and does not relect the effect of sales charges. Total return would have been lower in the absence of the expense waiver.
g	Ratio of total expenses after reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 1.44%, 1.58%, 1.75%, 1.85%, and 1.80%, for 12/31/2018, through 12/31/2014, respectively.
h	Ratio of total expenses before reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 1.44%, 1.58%, 1.68%, 1.74%, and 1.85%, for 12/31/2018, through 12/31/2014, respectively.
i	Ratio of net investment income (loss), excluding extraordinary expense and dividend and interest expense on securities sold short, would have been 0.11%, (0.41%), (0.02%), (0.01%), and (0.45%), for 12/31/2018, through 12/31/2014, respectively.
j	Ratio of total expenses after reimbursement/recovery, excluding extraordinary expense and dividend and interest expense on securities sold short, would have been 1.74%.
k	Ratio of total expenses after reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 2.14%, 2.28% 2.45%, 2.55%, and 2.50%, for 12/31/2018, through 12/31/2014, respectively.
l	Ratio of total expenses before reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 2.14%, 2.28% 2.38%, 2.44%, and 2.55%, for 12/31/2018, through 12/31/2014, respectively.
m	Ratio of net investment income (loss), excluding extraordinary expense and dividend and interest expense on securities sold short, would have been (0.56%), (1.11%), (0.72%), (0.71%), and (1.15%), for 12/31/2018, through 12/31/2014, respectively.
n	Ratio of total expenses after reimbursement/recovery, excluding extraordinary expense and dividend and interest expense on securities sold short, would have been 2.43%.
o	Ratio of total expenses after reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 1.10%, 1.28%, 1.39% and 1.44% for 12/31/2018, 12/31/2017, 12/31/2016 and 12/31/2015, respectively.
p	Ratio of total expenses before reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 1.10%, 1.28%, 1.38% and 1.44% for 12/31/2018, 12/31/2017, 12/31/2016 and 12/31/2015, respectively.
q	Ratio of net investment income (loss), excluding extraordinary expense dividend and interest expense on securities sold short, would have been 0.48%, (0.11%), 0.33% and (0.40%) for 12/31/2018, 12/31/2017, 12/31/2016 and 12/31/2015, respectively.
r	Ratio of total expenses after reimbursement/recovery, excluding extraordinary expense and dividend and interest expense on securities sold short, would have been 1.38%.

32	FINANCIAL HIGHLIGHTS	See Notes to Financial Statements

					Ratio to average net assets %
							Ratio of total
					Ratio of total		expenses
					expenses after		before
				Net assets,	extraordinary		extraordinary
		Net asset		end	expense and		expense and		Ratio of net
Redemption		value,	Total	of period	reimbursement/		reimbursement/		investment	Portfolio
fees		end of period	return %	(in $000’s)	recovery		recovery		income (loss)	turnover rate %

$0.00	[b]	$14.10	(20.09)	$38,594	1.73	[g]	1.73	[h]	(0.18)[i]	67
0.00	[b]	17.67	(3.07)	95,001	2.01	[g]	2.01	[h]	(0.84)[i]	82
0.00	[b]	18.24	9.14	196,133	2.18	[g,j]	2.11	[h]	(0.46)[i]	61
0.01		16.80	15.10	319,796	2.24	[g]	2.14	[h]	(0.40)[i]	72
0.00	[b]	14.92	12.08	70,544	2.30	[g]	2.35	[h]	(0.95)[i]	131

$—		$12.99	(20.68)	$16,626	2.43	[k]	2.43	[l]	(0.85)[m]	67
—		16.39	(3.76)	25,130	2.71	[k]	2.71	[l]	(1.54)[m]	82
0.00	[b]	17.03	8.32	28,143	2.88	[k,n]	2.81	[l]	(1.16)[m]	61
0.00	[b]	15.80	14.21	25,160	2.94	[k]	2.84	[l]	(1.10)[m]	72
0.00	[b]	14.17	11.33	10,614	3.00	[k]	3.05	[l]	(1.65)[m]	131

$0.00	[b]	$14.27	(19.87)	$70,202	1.43	[o]	1.43	[p]	0.16 [q]	67
0.00	[b]	17.82	(2.78)	121,526	1.71	[o]	1.71	[p]	(0.54)[q]	82
0.00	[b]	18.33	9.41	77,338	1.82	[o,r]	1.82	[p]	(0.13)[q]	61

0.01		16.84	5.03 [f]	41,369	1.84	[d,o]	1.84	[d,p]	0.00 [d,q]	72	[e]

See Notes to Financial Statements	FINANCIAL HIGHLIGHTS	33

Financial Highlights For a share outstanding throughout each period.

	Income from investment operations				Less distributions
			Net realized
	Net asset	Net	and		Dividends	Distributions
	value,	investment	unrealized	Total from	from net	from capital
	beginning of	income	gain(loss)	investment	investment	gains (from	Total
	period	(loss)[a]	on securities	operations	income	securities)	distributions
RMB International Small Cap Fund
CLASS I SHARES
12/31/2018	$10.01	$0.05	$(2.33)	$(2.28)	$(0.02)	$—	$(0.02)
For the period from
12/27/2017[b]
through 12/31/2017	10.00	—	0.01	0.01	—	—	—

RMB International Fund
CLASS I SHARES
12/31/2018	$10.01	$0.04	$(2.22)	$(2.18)	$(0.02)	$—	$(0.02)
For the period from
12/27/2017[b]
through 12/31/2017	10.00	—	0.01	0.01	—	—	—

RMB Japan Fund
CLASS I SHARES
12/31/2018	$9.96	$0.06	$(1.41)	$(1.35)	$(0.03)	$—	$(0.03)
For the period from
12/27/2017[b]
through 12/31/2017	10.00	(0.00)[e]	(0.04)	(0.04)	—	—	—

a	Per share values have been calculated using the average share method.
b	Commencement of operations.
c	Not annualized.
d	Annualized.
e	Less than $0.01 per share.

34	FINANCIAL HIGHLIGHTS	See Notes to Financial Statements

			Ratio to average net assets %
							Ratio of net	Ratio of net
					Ratio of total		investment	investment
			Ratio of total		expenses		income (loss)	income (loss)
Net asset		Net assets,	expenses after		before		after	before
value, end	Total	end of period	reimbursement/		reimbursement/		reimbursement/	reimbursement/	Portfolio
of period	return %	(in $000’s)	recovery		recovery		recovery	recovery	turnover rate %
$7.71	(22.81)	$17,699	1.25		2.37		0.50	(0.62)	69
10.01	0.10 [c]	100	1.25	[d]	229.11	[d]	(1.25)[d]	(229.11)[d]	—
$7.81	(21.81)	$112,799	1.15		1.16		0.38	0.37	28
10.01	0.10 [c]	100	1.15	[d]	229.01	[d]	(1.15)[d]	(229.01)[d]	—
$8.58	(13.57)	$44,314	1.30		1.84		0.61	0.07	135
9.96	(0.40)[c]	100	1.30	[d]	230.16	[d]	(1.30)[d]	(230.16)[d]	—

See Notes to Financial Statements	FINANCIAL HIGHLIGHTS	35

Notes to Financial Statements

Organization

RMB Investors Trust (the ‘‘Trust’’), is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’) as an open-end management investment company. The Trust currently consists of six series: RMB Fund, RMB Mendon Financial Services Fund, RMB Mendon Financial Long/Short Fund, RMB International Small Cap Fund, RMB International Fund, and RMB Japan Fund (each, a ‘‘Fund’’ and collectively, the ‘‘Funds’’). RMB Capital Management, LLC (‘‘RMB’’ or the ‘‘Adviser’’) serves as the investment adviser to the Funds. Mendon Capital Advisors Corp. (the ‘‘Sub-Adviser’’) serves as sub-adviser to the RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund.

Each Fund seeks capital appreciation.

RMB Fund, RMB Mendon Financial Services Fund, and RMB Mendon Financial Long/Short Fund offer Class A, Class C, and Class I shares. The RMB International Small Cap Fund, RMB International Fund, and RMB Japan Fund offer Class I shares.

Class A shares incur a maximum initial sales charge of 5.00% and an annual distribution and service fee of 0.25% (RMB Fund and RMB Mendon Financial Services Fund) and 0.30% (RMB Mendon Financial Long/Short Fund).

Class C shares are subject to an annual distribution and service fee of 1.00%. In addition, Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase.

Class I shares have no initial sales charge and bear no annual distribution and service fee.

Prior to May 1, 2018, RMB Fund, RMB Mendon Financial Services Fund, and RMB Mendon Financial Long/Short Fund charged a 2.00% short-term redemption fee on proceeds from shares redeemed (either by selling or exchange into another Fund) within 30 days after purchase.

1. Significant Accounting Policies

Each Fund is considered an investment company under United States of America Generally Accepted Accounting Principles (‘‘U.S. GAAP’’) and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies.

Investment Valuation

Portfolio securities and any other Fund assets shall be valued each day on which the New York Stock Exchange is open for business, using readily available market quotations at such times as are established in the Trust’s registration statement. The valuation methods below are listed in order of priority; the highest priority shall be employed when available. If none of the listed valuation methods are available, portfolio securities shall be fair valued by RMB’s Valuation Committee in conformity with the fair valuation provisions below.

Stocks

Equity Securities, Warrants, Exchange-Traded Funds (‘‘ETFs’’), and American Depository Receipts (‘‘ADRs’’) Listed on a U.S. Exchange. The market value shall be the last reported sale price on the market on which the security primarily trades. If there is no such last sale reported, securities will be valued at the mean between the closing bid and closing asked prices on the primary market.

Equity Securities on NASDAQ. The market value shall be the NASDAQ Official Closing Price or ‘‘NOCP.’’ The NOCP is determined by NASDAQ to be the last reported sale price, unless the last sale price is above or below both the last reported bid and asked prices. If the last reported bid and asked price is above the last sale price, the last reported bid is used; conversely, if the last reported bid and asked price is below the last sale price, the last reported asked price will serve as the NOCP. If no last sales price is reported, the securities will be valued at the mean between the closing bid and closing asked price on the market on which the security primarily trades.

Equity Securities traded on the Over-The-Counter (‘‘OTC’’) Market. The market value shall be the last reported sale in the OTC market on which the security primarily trades, such as the OTC Bulletin Board, Pink OTC Markets, Inc., or other recognized OTC market. If no last sale is reported, the securities will be valued at the mean between the closing bid and the closing asked price on the primary market.

Foreign Equity Securities Traded on Foreign Exchanges. The market value shall be the last reported sale price in the market on which the security primarily trades. If there is no such last sale reported, securities will be valued at the mean between the closing bid and closing asked prices on the primary exchange.

Procedures to Address After-Market Events. If a significant event occurs in a foreign market on which a security primarily trades after the security’s closing price was established on the foreign exchange but before the Fund calculates its NAV, and causing the foreign security’s valuation price to no longer reflect actual value, such security’s fair value shall be determined through the use of an independent pricing service’s proprietary fair value pricing model. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAV may differ from quoted or official closing prices. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon its sale. It is possible that market timers may attempt to buy or sell Fund shares to profit from price movements in foreign markets that are not yet reflected in a Fund’s NAV. Such trades may have the effect of reducing the value of existing shareholders’ investments. The Funds’ use of fair value pricing is designed to more accurately reflect the current market value of a portfolio security and to minimize the possibilities for time-zone arbitrage; however, the Funds’ process may not be effective in preventing short-term NAV arbitrage trading.

36	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

Bonds

Long-Term Debt Securities. Debt securities, including bonds, notes, debentures, certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than sixty (60) calendar days for which reliable market quotations are readily available, shall be valued at the closing price. In the absence of closing prices, such securities will be valued at the mean between the closing bid and closing asked prices.

Short-Term Debt Securities. Debt securities with a remaining maturity of sixty (60) days or less are generally valued at amortized cost, subject to Board oversight.

Futures and Option contracts

Options Listed on a National Securities Exchange. Exchange traded options shall be valued at the composite mean between the closing bid and closing asked price, as provided by ICE.

•	Any options expiring within 30 days that are ‘‘out of the money’’ and for which there is no bid or asked price on the primary exchange, shall be valued at zero ($0.00). For the avoidance of doubt, the absence of a bid or asked price in such circumstance shall not result in treating the price as stale.

Exchange Traded Futures Contracts and Options on Futures Contracts. The market value of these instruments shall be the final settlement price or official closing price on the principal exchange on which the instrument is traded. If there is no such price, the value shall be the mean between the closing bid and the closing asked prices on the principal exchange.

Short sales

The RMB Mendon Financial Long/Short Fund may take ‘‘short’’ positions (i.e., sell ‘‘short’’) in securities of companies believed to be overvalued, with a maximum short exposure limit of 25% of the Fund’s net assets, which is measured daily by the Adviser. During the period ended December 31, 2018, the RMB Mendon Financial Long/Short Fund sold securities short in order to hedge its long positions in periods of market decline and to take advantage of negative information about companies gained from the Sub-Adviser’s research. When a Fund enters into a short sale, the Fund records a liability for the securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked-to-market to reflect the market value of securities sold short. The Fund may also incur a dividend expense if a security that has been sold short declares a dividend. Until the Fund replaces a borrowed security, it will maintain in a segregated account at all times, cash, U.S. government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker or custodian as collateral, will at least equal the current market value of the security sold short. All short sales must be collateralized as required by law or agreement with the Fund’s prime broker. The Fund is exposed to market risk based on the amount, if any that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss. This risk is potentially unlimited, as a Fund that sells a security short without hedging will be exposed to any market value increase.

Shares Valuation

The NAV per share of each share class of each Fund is calculated by dividing the sum of the value of the assets held by the Fund, minus all liabilities (including accrued expenses), by the total number of shares outstanding of the share class of the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.

Foreign Currency Translation

Values of investments, receivables and payables denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. Foreign currency exchange rates shall be provided by an independent pricing service, bank, or broker-dealer. The portion of security gains and losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes. The Funds bear the risk of changes in the foreign currency exchange rates and the impact on the value of assets and liabilities denominated in foreign currency. The Funds also bear the risk of a counterparty failing to fulfill its obligation under a foreign currency contract. Investments in securities of foreign companies involve additional risks including: less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates and political and economic instability. The risks of foreign investments are typically greater in emerging and less-developed markets.

Multiple Class Allocations

Each class of shares of a Fund has equal rights as to earnings and assets, except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Accounting for Portfolio Transactions

The Funds account for purchases and sales of portfolio securities as of each security’s trade date. The Funds determine realized gains and losses based on identified cost (the same basis used for federal income tax purposes). When the Funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes. The Funds record interest income on

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements (Continued)

an accrual basis. Premiums and discounts on the purchase of securities are amortized/accreted using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Use of Management Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions in computing net asset value and preparing the financial statements, so the actual cash amounts received or paid for a Fund’s assets, liabilities, income, and other items may ultimately differ from what is shown here.

Deferred Offering Costs

Offering Costs are capitalized and will be expensed over 12 months on a straight-line basis. At December 31, 2018, the offering costs were fully recouped by the Adviser.

Recent Accounting Pronouncements

In August 2018, the Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification, which in part amends certain disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The effective date for these amendments was November 5, 2018. Management has adopted these amendments on the Funds’ financial statements.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (‘‘ASU 2018-13’’). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has adopted these amendments on the Funds’ financial statements.

2. Adviser Fees

RMB serves as the investment adviser to the Funds. The Adviser is entitled to a monthly fee at an annual rate based upon a percentage of the average daily net assets of each Fund at the following rates:

RMB Fund	0.60%
RMB Mendon Financial Services Fund	0.75%
RMB Mendon Financial Long/Short Fund	0.90%
RMB International Small Cap Fund	0.85%
RMB International Fund	0.75%
RMB Japan Fund	0.90%

The Adviser’s management fee with respect to RMB Mendon Financial Long/Short Fund may be adjusted upward or downward (by up to 0.10% of the Fund’s rolling 36 month average daily net assets) depending on whether and to what extent the Fund’s performance for the relevant performance period, which consists of the current month and the prior 35 months, exceeds or is exceeded by the performance of the KBW Bank Index. This performance comparison is made at the end of each month. The net performance adjustment for the RMB Mendon Financial Long/Short Fund was (0.16%) or ($300,590) which resulted in a net advisory fee for the period ended December 31, 2018 of 0.83% of average daily net assets or $1,594,306. The Adviser, not the Funds, pays the Sub-Adviser for services with respect to the RMB Mendon Financial Services Fund and the RMB Mendon Financial Long/Short Fund.

3. Distribution Fees and Commissions

Foreside Fund Services, LLC (the ‘‘Distributor’’) serves as principal underwriter to the Funds pursuant to a distribution agreement dated May 31, 2017. The Distributor acts as principal underwriter of each Fund’s shares. The RMB Fund, RMB Mendon Financial Services Fund, and RMB Mendon Financial Long/Short Fund have adopted distribution plans under Rule 12b-1 of the 1940 Act, to reimburse the Distributor for services provided for distributing shares of the Funds. The following Funds pay the Distributor distribution and service fees from the assets of the share classes, and in the amounts, listed below:

Distribution Fees:

	Class A	Class C
RMB Fund	0.25%	0.75%
RMB Mendon Financial Services Fund	0.25%	0.75%
RMB Mendon Financial Long/Short Fund	0.30%	0.75%

Service Fees:

Class C
RMB Fund	0.25%
RMB Mendon Financial Services Fund	0.25%
RMB Mendon Financial Long/Short Fund	0.25%

4. Offering Price

For Class A shares, the offering price as of December 31, 2018, including the maximum 5% sales charge was $22.00, $36.05, and $14.84 for RMB Fund, RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund, respectively. The redemption price is NAV. Class C shares are offered at NAV without the imposition of an initial sales charge and the redemption price is NAV, subject to any applicable CDSC. Class I shares are offered at NAV without the imposition of an initial sales charge or a CDSC.

38	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

5. Expenses

Expenses directly charged or attributable to any Fund will be paid from the assets of that Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each series on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each series or the nature of the services performed and relative applicability to each series. Fund expenses that are not class specific are allocated to each class based on relative net assets. Differences in class-level expenses may result in payment of different per share dividends by class.

The Adviser adopted a contractual Expense Limitation Agreement (the ‘‘Agreement’’) for the Funds. Under the Agreement, the Adviser contractually limits certain operating expenses (including advisory, distribution and service fees, among others) of the following Funds and share classes’ to the rates below based on average daily net assets by waiving its advisory fees and reimbursing Fund operating expenses.

	Class A	Class C	Class I
RMB Fund	1.59%	2.34%	1.34%
RMB Mendon Financial Services Fund	1.80%	2.55%	1.55%
RMB International Small Cap Fund			1.25%
RMB International Fund			1.15%
RMB Japan Fund			1.30%

Under the Agreement, the Adviser contractually limits the ‘‘other expenses’’ (which excludes advisory, distribution and service fees, among others) of each share class of the RMB Mendon Financial Long/Short Fund to 0.65% of average daily net assets.

In accordance with the Agreement, the Adviser will not reimburse a Fund for certain expenses, such as interest, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, extraordinary expenses not incurred in the ordinary course of the Fund’s business (e.g., litigation, indemnification) and any other costs and expenses approved by the Board. For the period ended December 31, 2018, the dividend expense for securities sold short was $659,037 for RMB Mendon Financial Long/Short Fund. The Agreement will remain in effect through May 1, 2019 and may be continued from year to year thereafter, if agreed by all parties to the Agreement. While in effect the Agreement may be terminated with respect to a Fund by agreement of RMB and the Funds’ Board of Trustees and shall terminate automatically upon the termination of the Fund’s Advisory Agreement or, if applicable, Sub-Advisory Agreement.

Amounts waived or reimbursed by the Adviser with respect to a Fund may be recouped for a period of three years from the date an amount was waived or reimbursed to the extent the Fund’s actual fees and expenses for a fiscal period are less than the Fund’s expense limitation both at the time of waiver and recoupment. The following table shows each Fund’s waived or reimbursed expenses subject to recoupment by the Adviser for the next three years:

		RMB
		International	RMB
Year	Expiration	Small Cap	International	RMB
Incurred	Year	Fund	Fund	Japan Fund
2017	2020	$2,497	$2,497	$2,508
2018	2021	$165,798	$7,920	$140,973

The RMB Fund, RMB Mendon Financial Services Fund, and the RMB Mendon Financial Long/Short Fund do not have any previously waived or reimbursed expenses subject to recoupment by the Adviser.

6. Investment Transactions

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments for each Fund, for the fiscal year ended December 31, 2018, were as follows:

	Purchases	Sales
RMB Fund	$18,216,913	$(27,113,077)
RMB Mendon Financial Services Fund	$430,260,716	$(368,529,191)
RMB Mendon Financial Long/Short Fund	$130,928,951	$(184,994,411)
RMB International Small Cap Fund	$31,911,591	$(8,868,776)
RMB International Fund	$156,407,562	$(18,501,879)
RMB Japan Fund	$83,476,608	$(34,389,975)

7. Distributions and Taxes

Dividends from net investment income, if any exist, are generally declared and paid at least annually for the Funds. Distributions of net realized gains, if any, are declared and paid at least annually for the Funds. All short-term capital gains are included in ordinary income for tax purposes.

The Funds record distributions on the ex-dividend date. On occasion, a Fund may make reclassifications among some of its capital accounts. This could have the effect of changing the nature of certain distributions that have already been made, which could have tax implications for shareholders. A Fund would only make reclassifications consistent with federal tax regulations.

It is each Fund’s intention to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income tax provision has been made. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

The Funds recognize the tax benefits of uncertain tax positions only where the position is ‘‘more likely than not’’ to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements (Continued)

filed for open tax years (2015 − 2017), or expected to be taken in the Funds’ 2018 tax returns. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The character of distributions paid on a tax basis during 2018 and 2017 are as follows:

		RMB Mendon	RMB Mendon	RMB
		Financial	Financial	International	RMB	RMB
	RMB	Services	Long/Short	Small Cap	International	Japan
2018	Fund	Fund	Fund	Fund	Fund	Fund
Distributions paid from:
Ordinary income	$2,667	$11,459,795	$—	$51,394	$258,083	$168,775
Long-Term Capital Gain	6,780,004	18,024,374	—	—	—	—
Total Distributions Paid	$6,782,671	$29,484,169	$—	$51,394	$258,083	$168,775

		RMB Mendon	RMB Mendon	RMB
		Financial	Financial	International	RMB	RMB
	RMB	Services	Long/Short	Small Cap	International	Japan
2017	Fund	Fund	Fund	Fund	Fund	Fund
Distributions paid from:
Ordinary income	$120,559	$10,150,111	$—	$—	$—	$—
Long-Term Capital Gain	22,285,898	29,572,866	—	—	—	—
Total Distributions Paid	$22,406,457	$39,722,977	$—	$—	$—	$—

The Funds designated as long-term capital gain dividends, pursuant to IRS Section 852(b)(3), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended December 31, 2018.

As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:

		RMB Mendon	RMB Mendon	RMB
		Financial	Financial	International	RMB	RMB
	RMB	Services	Long/Short	Small Cap	International	Japan
	Fund	Fund	Fund	Fund	Fund	Fund
Tax cost of investments	$57,801,475	$539,757,905	$119,826,511	$22,749,400	$136,426,258	$46,235,079
Unrealized appreciation	18,679,144	68,433,813	19,225,274	136,290	1,345,787	924,831
Unrealized depreciation	(2,809,617)	(71,558,999)	(24,312,521)	(4,368,710)	(26,243,729)	(4,954,651)
Net unrealized appreciation/(depreciation)	15,869,527	(3,125,186)	(5,087,247)	(4,232,420)	(24,897,942)	(4,029,820)
Undistributed ordinary income	100,880	—	—	9,568	—	—
Undistributed long-term capital gains	1,053,328	3,310,235	—	—	—	—
Total distributable earnings	1,154,208	3,310,235	—	9,568	—	—
Other accumulated losses	—	(7,782,098)	(755,859)	(1,122,905)	(2,481,420)	(3,550,413)
Total accumulated gain/(loss)	$17,023,735	$(7,597,049)	$(5,843,106)	$(5,345,757)	$(27,379,362)	$(7,580,233)

Under the Regulated Investment Company Modernization Act of 2010 (the ‘‘Act’’), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

40	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

As of December 31, 2018, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by treasury regulations:

		RMB Mendon	RMB Mendon	RMB
		Financial	Financial	International	RMB	RMB
Not Subject	RMB	Services	Long/Short	Small Cap	International	Japan
to Expiration	Fund	Fund	Fund	Fund	Fund	Fund
Short-Term	$—	$—	$(311,777)	$(1,122,975)	$(2,413,041)	$(3,516,606)

At December 31, 2018, the following Funds had Deferred Post-October losses:

RMB Mendon	RMB	RMB
Financial Services Fund	International Fund	Japan Fund
$7,782,098	$68,379	$33,807

RMB Mendon Financial Long/Short Fund had $444,802 of straddle losses. Net investment income and realized gain and loss for federal tax purposes differ from that reported in the financial statements because of temporary and permanent book and tax differences. These differences are primarily related to differing treatment of wash sales, REITS, partnerships and the tax practice known as equalization. As of December 31, 2018, the permanent book and tax basis differences were as follows:

		RMB Mendon	RMB Mendon	RMB
		Financial	Financial	International	RMB	RMB
	RMB	Services	Long/Short	Small Cap	International	Japan
Increase/(Decrease)	Fund	Fund	Fund	Fund	Fund	Fund
Distributable Earnings	$—	$—	$158,441	$—	$8,237	$6
Paid-In Capital	$—	$—	$(158,441)	$—	$(8,237)	$(6)

8. Disclosure of Certain Commitments and Contingencies

Under the Funds’ organizational documents, officers and trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and based on experience expect the risk of loss to be remote.

9. Transactions with Affiliated Securities

During the period ended December 31, 2018, RMB Mendon Financial Services Fund owned shares of the following affiliated securities. An affiliated security is a security in which the Fund has ownership of at least 5% of the voting securities.

RMB Mendon Financial Services Fund

	Value at	Cost of	Proceeds	Realized	Unrealized	Value at	Dividend
Affiliate	12/31/17	Purchases	from Sales	Gain/(Loss)	Gain/(Loss)	12/31/18	Income
FB Financial Corp.[1]	$44,783,637	$21,812,377	$2,688,515	$75,369	$(10,157,442)	$53,825,426	$274,271
Manning & Napier, Inc.[1]	1,604,160	1,524,476	—	—	(1,279,666)	1,848,970	190,988
Veritex Holdings, Inc.[1]	11,846,594	27,114,365	2,552,076	105,795	(6,943,615)	29,571,063	—
Totals	$58,234,391	$50,451,218	$5,240,591	$181,164	$(18,380,723)	$85,245,459	$465,259

	Shares at			Shares at
Affiliate	12/31/17	Purchases	Sales	12/31/18
FB Financial Corp.[1]	1,066,531	533,809	63,349	1,536,991
Manning & Napier, Inc.[1]	445,600	604,951	—	1,050,551
Veritex Holdings, Inc.[1]	429,380	1,037,959	84,221	1,383,118
Totals	1,941,511	2,176,719	147,570	3,970,660

[1]	As of December 31, 2017, the company was not an affiliate.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements (Continued)

10. Restricted Securities

The Funds may not invest more than 15% of net assets in securities subject to legal or contractual restrictions on resale (‘‘restricted securities’’). Restricted securities deemed by the Adviser to be liquid are not subject to the 15% limitation. At December 31, 2018, the Funds held no restricted securities.

11. Fund Risks

Each of the Funds is subject to market risk, equity securities risk, management risk, and other risks. Market risk is the risk that the price of a security held by a Fund may decline, sometimes rapidly or unpredictably, due to changing economic, political or market conditions that are not specifically related to the issuer of the security. Equity securities risk is the risk that the price of an equity security held by a Fund may decline due to factors related to the issuer of the security including the sector or industry in which it operates. Equity securities may be disproportionately affected by these risks because they are subordinated to preferred stock, bonds, and other debt instruments in the issuer’s capital structure. Equity securities have historically experienced more volatility in their returns than debt securities. Management risk is the risk that investment decisions employed by the Adviser or Sub-Adviser will not produce the intended results.

RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund may be disproportionately affected by events affecting the Financial Services sector, which may include the following:

•	Changes in interest rates

•	Bank viability/liquidity

•	Corporate and consumer debt default rates

•	Financial companies may fall out of favor

Also, changing regulation of Financial Services companies may adversely or positively affect companies in which the Funds invest.

In addition, each Fund is subject to small- and mid-capitalization companies risk, and each Fund except the RMB Fund is subject to micro capitalization companies risk.

Micro cap companies (companies with a market capitalization of less than $300 million) may be less financially secure, more volatile and have lower trading volumes than large-, mid- or small-capitalization companies.

Small- and mid-capitalization companies may have greater price volatility than and be less liquid than large-capitalization companies.

12. Fair Value of Financial Instruments

The Funds have adopted fair valuation accounting standards which establish an authoritative definition of fair value and set forth a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received in the sale of an asset or that would be paid to transfer a liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as ‘‘inputs’’) used to value the asset or liability. These standards state that ‘‘observable inputs’’ reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. ‘‘Unobservable inputs’’ reflect the Funds’ own assumptions about the inputs market participants would use to value the asset or liability. Various inputs are used in determining the value of each Fund’s investments, and the lowest level for any significant input determines leveling. These inputs are summarized in the three broad levels below:

Level 1 — Prices are determined using unadjusted exchange-traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities and certain options.

Level 2 — Prices are determined using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, unlisted rights and warrants and certain options.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect RMB’s Valuation Committee’s own assumptions about the factors that market participants would use in pricing an investment and are based on the best information available. These inputs include, but are not limited to, any available market prices for the security or for securities deemed comparable; the cost of the security at the date of purchase; fundamental analytical data relating to the issuer of the security, the type of security and relevant financial statements; special reports, if any, prepared by qualified analysts; and the nature and duration of restrictions, if any, on disposition of the security. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of brokers’ own judgments about the assumptions that market participants would use.

The following table provides the fair value measurements of applicable Fund assets by security class and fair value hierarchy level as of December 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

42	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

At December 31, 2018	Level 1	Level 2	Level 3	Total
RMB Fund
Assets
Common Stock*	$71,431,411	$—	$—	$71,431,411
Short-Term Investments	2,239,591	—	—	2,239,591
Total Investments in Securities	$73,671,002	$—	$—	$73,671,002

RMB Mendon Financial Services Fund
Assets
Common Stock*	$522,574,254	$10,495,128	$—	$533,069,382
Short-Term Investments	3,589,337	—	—	3,589,337
Total	$526,163,591	$10,495,128	$—	$536,658,719
Liabilities
Written Options*	—	(26,000)	—	(26,000)
Total Investments in Securities	$526,163,591	$10,469,128	$—	$536,632,719

RMB Mendon Financial Long/Short Fund
Assets
Common Stock*	$124,331,158	$3,396,786	$—	$127,727,944
Options - Long*	839,482	493,501	—	1,332,983
Short-Term Investments	4,358,379	—	—	4,358,379
Total	$129,529,019	$3,890,287	$—	$133,419,306
Liabilities
Short Sales*	(15,728,327)	—	—	(15,728,327)
Written Options*	—	(2,951,715)	—	(2,951,715)
Total Investments in Securities	$113,800,692	$938,572	$—	$114,739,264

RMB International Small Cap Fund
Assets
Common Stock*(a)	$2,683,903	$14,968,423	$—	$17,652,326
Short-Term Investments	864,654	—	—	864,654
Total Investments in Securities	$3,548,557	$14,968,423	$—	$18,516,980

RMB International Fund
Assets
Common Stock*(a)	$19,269,656	$91,423,714	$—	$110,693,370
Short-Term Investments	835,988	—	—	835,988
Total Investments in Securities	$20,105,644	$91,423,714	$—	$111,529,358

Japan Fund
Assets
Common Stock*(a)	$—	$41,651,530	$—	$41,651,530
Short-Term Investments	551,922	—	—	551,922
Total Investments in Securities	$551,922	$41,651,530	$—	$42,203,452

*	Refer to each Fund’s respective Portfolio Holdings for the breakdown of major categories

(a)	Certain securities moved to Level 2 classification when systematic fair valuation was used. For each Fund listed below, the aggregate market value of the common stock labeled as Level 2 consists of the market value the common stock labeled as Level 2 in the following countries.

	RMB	RMB
	International	International	Japan
	Small Cap Fund	Fund	Fund
Australia	$636,997	$—	$—
Belgium	507,629	—	—
China	—	3,326,670	—
Finland	—	6,190,713	—
France	1,782,146	17,590,852	—
Germany	385,102	11,863,372	—
Hong Kong	1,018,274	2,753,408	—
Ireland	—	8,627,777	—
Japan	5,195,401	26,595,175	41,651,530
New Zealand	354,259	—	—
Norway	1,878,261	3,159,026	—
Sweden	—	5,191,306	—
United Kingdom	3,210,354	6,125,415	—
Total	$14,968,423	$91,423,714	$41,651,530

13. Disclosures about Derivative Instruments and Hedging Activities

Accounting Standards Codification 815 — Disclosures about Derivative Instruments and Hedging Activities (“ASC 815”) requires enhanced disclosures to provide information about the reasons the Funds invest in derivative instruments, the accounting treatment of derivatives and the effect derivatives have on financial performance.

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure as of December 31, 2018:

Fair Value of Derivative Instruments

As of December 31, 2018

	Derivatives not
	accounted for
	as hedging	Statements
	instruments	of Assets &
	under ASC	Liabilities	Asset or
Fund	815	Location	Liability	Fair Value
RMB Mendon Financial Services Fund	Equity Contracts	Options written, at value	Liability	$26,000

RMB Mendon Financial Long/Short Fund	Equity Contracts	Options written, at value	Liability	2,951,715

	Equity Contracts	Investments, at value	Asset	1,332,983

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements (Continued)

The Effect of Derivative Instruments on the Statements of Operations For the year ended December 31, 2018

	Changes in
	Derivatives not			Change in
	accounted for			Unrealized
	as hedging	Location of	Realized	Appreciation
	instruments	Gain or (Loss)	Gain or (Loss)	or
Fund	under ASC 815	on Derivatives	on Derivatives	(Depreciation)
RMB Mendon Financial Fund	Equity Contracts	Realized gain on written options	$1,401,316

		Net unrealized appreciation on written options		$292,626

RMB Mendon Financial Long/Short Fund	Equity Contracts	Realized loss on purchased options	$(4,257,487)

		Realized gain on written options	$2,124,247

		Net unrealized appreciation/ depreciation on purchased options		$333,090

		Net unrealized appreciation/ depreciation on written options		$(722,788)

The derivative instruments outstanding as of the period ended December 31, 2018 as disclosed in the portfolio holdings, and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period ended December 31, 2018 as disclosed in the statements of operations, serve as indicators of the volume of derivative activity for the Funds.

The quarterly average volumes of derivative instruments as of December 31, 2018 are as follows:

			Number of	Notional
Fund	Derivative	Instrument	Contracts	Value
RMB Mendon Financial Services Fund	Equity Contracts	Call Option Written	(5,104)	$(185,269)

RMB Mendon Financial Long/Short Fund	Equity Contracts	Put Option Long	33,429	1,172,620

		Call Option Long	4,722	100,902

		Call Option Written	(2,974)	(507,773)

		Put Option Written	(4,127)	(1,301,412)

The average number of derivative instruments is based on the average quarter end balances for the period January 1, 2018 to December 31, 2018.

14. Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Funds and has determined that there were no events that require recognition or disclosure in the financial statements.

44	NOTES TO FINANCIAL STATEMENTS

Other Information (Unaudited)

Understanding Your Fund Expenses

As a shareholder of the Funds you incur two types of costs:

(1) transaction costs, including redemption fees and sales charges (loads); and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 to December 31, 2018.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
	Actual Expenses			(5% Return Before Expenses)
	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid
	Account	Account	During Period*	Account	Account	During Period*
	Value	Value	7/1/2018 –	Value	Value	7/1/2018 –	Expense
	7/1/2018	12/31/2018	12/31/2018	7/1/2018	12/31/2018	12/31/2018	Ratio*
RMB Fund
Class A	$1,000	$927	$5.87	$1,000	$1,019	$6.15	1.21%
Class C	1,000	924	9.50	1,000	1,015	9.95	1.96%
Class I	1,000	928	4.87	1,000	1,020	5.10	1.00%
RMB Mendon Financial Services Fund
Class A	$1,000	$773	$5.53	$1,000	$1,019	$6.29	1.24%
Class C	1,000	770	8.87	1,000	1,015	10.10	1.99%
Class I	1,000	774	4.46	1,000	1,020	5.08	1.00%
RMB Mendon Financial Long/Short Fund
Class A	$1,000	$780	$6.51	$1,000	$1,018	$7.38	1.45%
Class C	1,000	777	9.78	1,000	1,014	11.09	2.18%
Class I	1,000	781	5.41	1,000	1,019	6.13	1.20%
RMB International Small Cap Fund
Class I	$1,000	$785	$5.62	$1,000	$1,019	$6.36	1.25%
RMB International Fund
Class I	$1,000	$795	$5.20	$1,000	$1,019	$5.85	1.15%
RMB Japan Fund
Class I	$1,000	$886	$6.18	$1,000	$1,019	$6.61	1.30%

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 462-2392; (2) by visiting the Funds’ website located at http://www.rmbfunds.com; and (3) by visiting the U.S. Securities and Exchange Commission’s (‘‘SEC’’) website located at http://www.sec.gov.

Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year

OTHER INFORMATION	45

Other Information (Unaudited) (Continued)

on Form N-Q. The Funds’ Form N-Q is available (1) by calling (800) 462-2392; (2) by visiting the Funds’ website located at http://www.rmbfunds.com; and (3) by visiting the SEC’s website at http://www.sec.gov.

Tax Information

Pursuant to Section 854 of the Internal Revenue Code of 1986, the RMB Fund, RMB Mendon Financial Services Fund, RMB Mendon Financial Long/Short Fund, RMB International Small Cap Fund, RMB International Fund, and RMB Japan Fund, respectively, designate income dividends of 100%, 58.18%, 0%, 100%, 100% and 100% as qualified dividend income paid during the fiscal year ended December 31, 2018.

Of the ordinary income (including short-term capital gain) distributions made by the RMB Fund, RMB Mendon Financial Services Fund, RMB Mendon Financial Long/Short Fund, RMB International Small Cap Fund, RMB International Fund, and RMB Japan Fund, respectively, the percentages which qualify for the dividend received deduction available to corporate shareholders were 100%, 58.18%, 0%, 0%, 0% and 0% for the fiscal year ended December 31, 2018.

For Federal Income tax purposes, the RMB Fund, RMB Mendon Financial Services Fund, RMB Mendon Financial Long/Short Fund, RMB International Small Cap Fund, RMB International Fund, and RMB Japan Fund, respectively, designate short-term capital gain dividends of 100%, 100%, 0%, 0%, 0%, and 0% for the year ended December 31, 2018.

46	OTHER INFORMATION

Auditor Opinion

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of the

RMB Investors Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the RMB Fund, the RMB Mendon Financial Services Fund, the RMB Mendon Financial Long/Short Fund, the RMB International Small Cap Fund, the RMB International Fund, and the RMB Japan Fund (the “Funds”), each a series of the RMB Investors Trust (the “Trust”), including the portfolio holdings, as of December 31, 2018, the related statements of operations for the year then ended, and with respect to the RMB Fund, the RMB Mendon Financial Services Fund, and the RMB Mendon Financial Long/Short Fund, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and with respect to the RMB International Small Cap Fund, the RMB International Fund, and the RMB Japan Fund, the statements of changes in net assets and financial highlights for the year then ended and the period December 27, 2017 (commencement of operations) through December 31, 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2011.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 27, 2019

AUDITIOR OPINION	47

INDEPENDENT TRUSTEES (Unaudited)

Number
of Funds
	Position Held	Term of Office	Principal Occupation	Overseen	Other Directorships held by
Name, Address and Age	with the Funds	and Time Served	During the Past 5 Years	within Trust	Trustee During the Past 5 Years
Margaret M. Eisen	Trustee and	Since 2013	Trustee, Smith College	6	Board of Trustees, Columbia Acorn Trust (8
RMB Investors Trust	Chair		(2012–2016); Chief		series) and Wanger Advisors Trust (4 series)
115 South LaSalle			Investment Officer, EAM		(2002–Present); Board of Directors,
Street, 34th Floor			International LLC (finance and		IronBridge Funds (3 series) (2017–Present).
Chicago, IL 60603			asset management)
(1953)			(2003–2013); and Managing
Director, CFA Institute
(2005–2008).
Peter Borish	Trustee	Since 2015	President, Computer Trading	6	None.
RMB Investors Trust			Corporation (financial
115 South LaSalle			consulting firm) (since 1995).
Street, 34th Floor
Chicago, IL 60603
(1959)
William F. Connell	Trustee	Since 2012	Founding Partner, Connell &	6	None.
RMB Investors Trust			Andersen LLP, formerly Connell
115 South LaSalle			& Taylor (since 1987); and
Street, 34th Floor			Founding Partner, Connell &
Chicago, IL 60603			Wiener (since 1997).
(1944)
Robert Sabelhaus	Trustee	Since 2015	Retired (since 2008). Formerly,	6	None.
RMB Investors Trust			Senior Executive Vice
115 South LaSalle			President, Legg Mason Inc.
Street, 34th Floor
Chicago, IL 60603
(1948)

PRINCIPAL OFFICERS

Walter H. Clark
RMB Investors Trust	President	Since 2016	Chief Operating Officer of the	N/A	Director, IronBridge Funds
115 South LaSalle			Adviser (since 2010).		(3 series) (2010–Present).
Street, 34th Floor
Chicago, IL 60603
(1968)
Maher Harb	Chief	Since 2016	Chief Financial Officer of the	N/A	N/A
RMB Investors Trust	Financial		Adviser (since 2008).
115 South LaSalle	Officer,
Street, 34th Floor	Treasurer and
Chicago, IL 60603	Secretary
(1968)
John Davis	Chief	Since 2017	President, Secretary, Chief	N/A	N/A
RMB Investors Trust	Compliance		Executive Officer and Chief
115 South LaSalle	Officer		Compliance Officer, IronBridge
Street, 34th Floor			Funds (since 2010); Chief
Chicago, IL 60603			Compliance Officer, IronBridge
(1970)			Capital Management, L.P.
(2003-2017).
Krista Rivers	Senior Vice	Since 2016	Senior Vice President, Director	N/A	N/A
RMB Investors Trust	President		of Institutional Client Service
115 South LaSalle			of the Adviser (since 2014);
Street, 34th Floor			and Senior Vice President, Ariel
Chicago, IL 60603			Investments, LLC (1993–2014).
(1970)
Frank A. Passantino	First Vice	Since 1990	First Vice President of the	N/A	N/A
RMB Investors Trust	President,		Adviser (since 2016); First Vice
115 South LaSalle	Assistant		President, Burnham Asset
Street, 34th Floor	Secretary and		Management Corporation
Chicago, IL 60603	Anti-Money	Since 1999	(Funds’ former investment
(1964)	Laundering		adviser) (1990–2016); and
	Compliance		First Vice President, Burnham
	Officer		Securities, Inc. (1990–2016).
Laura A. Flentye	Senior Vice	Since 2017	Vice President, Chief	N/A	N/A
RMB Investors Trust	President and		Administration Officer, of the
115 South LaSalle	Secretary		Adviser (since 2017); Chief
Street, 34th Floor			Operating Officer and Chief
Chicago, IL 60603			Compliance Officer, Cupps
(1969)			Capital Management
(2000–2016).

48

Privacy Notice

Protecting the privacy of Fund shareholders is important to us. The following is a description of the practices and policies through which the Fund maintains the confidentiality and protects the security of your non-public personal information.

What Information We Collect

In the course of providing services to you, we may collect the following types of ‘‘non-public personal information’’ about you:

•	Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•	Information about your transactions with us, our affiliates and others, as well as other account data.

‘‘Non-public personal information’’ is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.

‘‘Affiliates’’ include the Funds’ investment adviser and companies that are related to RMB Investors Trust through common control or ownership. The Funds’ investment adviser, RMB Capital Management, LLC, is an Affiliate of the Funds.

What Information We Disclose

We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law. We are permitted by law to share any of the information we collect, as described above, with our affiliates. In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as transfer agents, custodians and broker-dealers. These companies will use this information only for the services for which we hired them and as allowed by applicable law.

Confidentiality and Security Procedures

To protect your personal information, we permit access only by authorized personnel. We maintain physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

Additional Rights

You may have other privacy protections under applicable state laws. To the extent those state laws apply, we will comply with them with respect to your non-public personal information.

PRIVACY NOTICE	49

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Distributor

Foreside Fund Services, LLC

3 Canal Plaza, Suite 100

Portland, ME 04101

internet: www.foreside.com

Shareholder Returns

Shareholders can obtain the most recent Fund returns by calling 1-(800) 462-2392 or on the Trust’s website at http://www.rmbfunds.com.

Adviser	Independent Trustee Counsel
RMB Capital Management, LLC	Perkins Coie
115 South LaSalle Street, 34th Floor	700 13th Street NW, Suite 600
Chicago, IL 60603	Washington, DC 20005

Transfer Agent	Independent Registered Public Accounting Firm
BNY Mellon	Tait, Weller & Baker LLP
4400 Computer Drive	50 South 16th Street, Suite 2900
Westborough, MA 01581	Philadelphia, PA 19102

Custodian	Administrator
U.S. Bank, N.A.	U.S. Bancorp Fund Services, LLC
1555 North River Center Drive, Suite 302	2020 East Financial Way, Suite 100
Milwaukee, WI 53212	Glendora, CA 91741

Legal Counsel
Vedder Price
222 North LaSalle Street
Chicago, IL 60601

OFFICERS OF THE TRUST	BOARD OF TRUSTEES

Walter H. Clark	Independent Chair
President	Margaret Eisen

Maher Harb	Trustees
Chief Financial Officer and Treasurer	Peter Borish
William F. Connell
John Davis	Robert Sabelhaus
Chief Compliance Officer

Krista Rivers
Senior Vice President

Frank A. Passantino
First Vice President, Assistant Secretary and
Anti-Money Laundering Compliance Officer

Laura A. Flentye
Senior Vice President and Secretary

Investment Company Act file number: 811-00994

This report was prepared for current shareholders of the Funds, which are all a part of RMB Investors Trust. To be distributed to potential shareholders, it must be accompanied by a current prospectus.

Because this report gives data about the past, the Funds’ holdings and the managers’ views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-462-2392.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees have determined that there is at least one audit committee financial expert serving on its audit committee. Margaret M. Eisen is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2018	FYE 12/31/2017
Audit Fees	$109,900	$109,900
Audit-Related Fees	$0	$0
Tax Fees	$26,200	$26,200
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2018	FYE 12/31/2017
Audit-Related Fees	0%	0%

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Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2018	FYE 12/31/2017
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

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Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 9, 2018.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMB Investors Trust

By:      /s/ Walter H. Clark
            Walter H. Clark, President

Date:  March 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Walter H. Clark
            Walter H. Clark, President

Date:  March 6, 2019

By:      /s/ Maher Harb
                           Maher Harb, Chief Financial Officer and Treasurer

Date:  March 6, 2019

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